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                                                                    Exhibit 10.1

                            EAGLE COUNTY, COLORADO

                                      TO

                        U.S. BANK NATIONAL ASSOCIATION,

                                  AS TRUSTEE

                           -------------------------

                                TRUST INDENTURE
                           DATED AS OF APRIL 1, 1998

                           -------------------------
        SECURING SPORTS AND HOUSING FACILITIES REVENUE REFUNDING BONDS
                           (VAIL ASSOCIATES PROJECT)


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

                               TABLE OF CONTENTS

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
                                                                            PAGE
                                                                            ----

   RECITALS.................................................................  4

   FORM OF BOND.............................................................  5

   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION..........................  5

   FORM OF ASSIGNMENT.......................................................  9
ARTICLE I.
   DEFINITIONS..............................................................  14
ARTICLE II.
   THE BONDS................................................................  17
        Section 2.01.  Amounts and Terms....................................  17
        Section 2.02.  Book-Entry System; Bond Registrar and Bond Register..  14
        Section 2.03.  Registration, Transfer and Exchange..................  20
        Section 2.04.  Execution............................................  21
        Section 2.05.  Authentication.......................................  21
        Section 2.06.  Mutilated, Destroyed, Lost or Stolen Bonds...........  21
        Section 2.07.  Temporary Bonds......................................  22
        Section 2.08.  Payment of Principal and Interest;  Interest Rights
                Preserved...................................................  22
        Section 2.09.  Cancellation and Destruction of Surrendered Bonds....  23
        Section 2.10.  Persons Deemed Owners................................  23
ARTICLE III.
   ISSUE OF BONDS...........................................................  24
        Section 3.01.  Issue of Bonds.......................................  24
        Section 3.02.  Disposition of Proceeds of Bonds.....................  24
ARTICLE IV.
   REVENUES AND APPLICATION THEREOF.........................................  24
        Section 4.01.  Revenues to Be Paid Over to Trustee..................  24
        Section 4.02.  Bond Fund............................................  24
        Section 4.03.  Revenues to Be Held for All Bondholders; Certain
                Exceptions..................................................  24
ARTICLE V.
   INVESTMENT OR DEPOSIT OF FUNDS...........................................  25
        Section 5.01.  Deposits and Security Therefor.......................  25
        Section 5.02.  Investment or Deposit of Funds.......................  25
ARTICLE VI.
   REDEMPTION OF BONDS......................................................  26
        Section 6.01.  Bonds Subject to Redemption;  Selection of Bonds to be
                Called for Redemption.......................................  26
        Section 6.02.  Notice of Redemption.................................  27
        Section 6.03.  Payment of Redemption Price..........................  27
        Section 6.04.  Bond Redemption Fund for Refunding Issues............  28
        Section 6.05.  Special Mandatory Redemption of Bonds................  28
        Section 6.06.  Extraordinary Mandatory Redemption or Purchase of
                Bonds.......................................................  27
        Section 6.07.  Redemption of Portion of Bonds.......................  31

ARTICLE VII.
   COVENANTS OF THE ISSUER..................................................  31

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        Section 7.01.  Payment of Principal of and Interest on Bonds.................... 31
        Section 7.02.  Corporate Existence; Compliance with Laws........................ 32
        Section 7.03.  Enforcement of Agreement; Prohibition Against
                Amendments; Notice of Default........................................... 32
        Section 7.04.  Further Assurances............................................... 33
        Section 7.05.  Bonds Not to Become Arbitrage Bonds.............................. 33
        Section 7.06.  Financing Statements............................................. 33
ARTICLE VIII.
   EVENTS OF DEFAULT AND REMEDIES....................................................... 33
        Section 8.01.  Events of Default Defined........................................ 33
        Section 8.02.  Acceleration and Annulment Thereof............................... 34
        Section 8.03.  Other Remedies................................................... 34
        Section 8.04.  Legal Proceedings by Trustee..................................... 34
        Section 8.05.  Discontinuance of Proceedings by Trustee......................... 35
        Section 8.06.  Bondholder May Direct Proceedings................................ 35
        Section 8.07.  Limitations on Actions by Bondholders............................ 35
        Section 8.08.  Trustee May Enforce Rights Without Possession of Bonds........... 36
        Section 8.09.  Delays and Omissions Not to Impair Rights........................ 36
        Section 8.10.  Application of Moneys in Event of Default........................ 36
        Section 8.11.  Trustee and Bondholders Entitled to All Remedies Under
                Act;  Remedies Not Exclusive............................................ 36
        Section 8.12.  Trustee's Right to Receiver...................................... 37
        Section 8.13.  Trustee May File Claim in Bankruptcy............................. 37
        Section 8.14.  Waiver of Defaults............................................... 37
        Section 8.15.  Undertaking for Costs............................................ 37
ARTICLE IX.
   THE TRUSTEE.......................................................................... 38
        Section 9.01.  Acceptance of Trust.............................................. 38
        Section 9.02.  No Responsibility for Recitals, etc.............................. 38
        Section 9.03.  Trustee May Act Through Agents; Answerable Only for
                Willful Misconduct or Negligence........................................ 39
        Section 9.04.  Compensation and Indemnity....................................... 39
        Section 9.05.  Notice of Default;  Right to Investigate......................... 39
        Section 9.06.  Obligation to Act on Defaults.................................... 40
        Section 9.07.  Reliance on Requisition, etc..................................... 40
        Section 9.08.  Trustee May Own Bonds............................................ 40
        Section 9.09.  Construction of Ambiguous Provisions............................. 41
        Section 9.10.  Resignation of Trustee........................................... 41
        Section 9.11.  Removal of Trustee............................................... 41
        Section 9.12.  Appointment of Successor Trustee................................. 41
        Section 9.13.  Qualification of Successor....................................... 41
        Section 9.14.  Instruments of Succession........................................ 41
        Section 9.15.  Merger of Trustee................................................ 42
        Section 9.16.  No Transfer of Note;  Exceptions................................. 42
        Section 9.17.  Appointment of Co-Trustee........................................ 42
        Section 9.18.  Intervention by Trustee.......................................... 42
ARTICLE X.
   ACTS OF BONDHOLDERS.................................................................. 43
        Section 10.01.  Acts of Bondholders............................................. 43
ARTICLE XI.
   AMENDMENTS AND SUPPLEMENTS........................................................... 43
        Section 11.01.  Amendments and Supplements Without Bondholders' Consent......... 43
        Section 11.02.  Amendments With Bondholders' Consent............................ 44

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        Section 11.03.  Amendment of Agreement, Permit Agreements and Note.............. 45
        Section 11.04.  Trustee Authorized to Join in Amendments and
                Supplements; Reliance on Counsel........................................ 45
ARTICLE XII.
   DEFEASANCE........................................................................... 46
        Section 12.01.  Defeasance...................................................... 46
ARTICLE XIII.
   MISCELLANEOUS PROVISIONS............................................................. 47
        Section 13.01.  No Personal Recourse............................................ 47
        Section 13.02.  Deposit of Funds for Payment of Bonds........................... 47
        Section 13.03.  No Rights Conferred on Others................................... 47
        Section 13.04.  Illegal, etc. Provisions Disregarded............................ 47
        Section 13.05.  Substitute Notice............................................... 47
        Section 13.06.  Notices......................................................... 48
        Section 13.07.  Successors and Assigns.......................................... 48
        Section 13.08.  Headings for Convenience Only................................... 48
        Section 13.09.  Counterparts.................................................... 48
        Section 13.10.  Credits on Note................................................. 48
        Section 13.11.  Payments Due On Saturdays, Sundays and Holidays................. 48
        Section 13.12.  Applicable Law.................................................. 48
        Section 13.13.  Information Under Commercial Code............................... 48

THIS TRUST INDENTURE (the "INDENTURE") dated as of April 1, 1998, is entered into between EAGLE COUNTY, COLORADO (the "ISSUER"), a Colorado political subdivision, and U.S. BANK NATIONAL ASSOCIATION, as Trustee (together with any successors, the "TRUSTEE"), a national banking association organized and existing under the laws of the United States and being qualified to accept and administer the trusts hereby created.

                                   RECITALS:

A. In furtherance of the statutory purposes of the Colorado County and Municipality Development Revenue Bond Act, as amended (the "ACT"), the Issuer has entered into a Sports and Housing Facilities Financing Agreement dated as of April 1, 1998 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "AGREEMENT") with The Vail Corporation, d/b/a Vail Associates, Inc. (the "COMPANY") providing for the refinancing by the Issuer of several projects (collectively, the "PROJECT") consisting of the acquisition, construction and installation of certain sports and recreational facilities (collectively, including any additions, deletions and changes made by the Company from time to time pursuant to Section 2.2 of the Agreement, the "PROJECT FACILITIES") located in the unincorporated area of Eagle County on or near Vail and Beaver Creek Mountains in the White River National Forest. The Issuer has found that the refinancing of the Project will promote the public purposes of the Act by promoting the public health, welfare, safety, convenience and prosperity of the inhabitants of Colorado.

B. The Agreement provides that to refinance the Project, the Issuer will issue and sell $41,200,000 aggregate principal amount of its Sports and Housing Facilities Revenue Refunding Bonds (Vail Associates Project), Series 1998 (the "BONDS") and will loan the proceeds thereof to the Company to be applied to the refunding of $21,600,000 aggregate principal amount of the Issuer's Sports and Housing Facilities Revenue Refunding Bonds (Vail Associates Project), Series 1992 and $19,600,000 aggregate principal amount of the Issuer's Sports Facilities Revenue Bonds (Beaver Creek Associates Project), Series 1992 (collectively, the "PRIOR BONDS"), with such loan to be repaid by the Company in installments equal to payments of the debt service on the Bonds.

C. To provide for the refunding of the Prior Bonds, the Issuer has duly authorized the issuance and delivery of the Bonds, which will be exchanged for the Prior Bonds by the owner thereof.

D. In order to evidence its obligation to repay the loan and further secure the payment of the Bonds, the Company has delivered to the Trustee its Promissory
Note in the principal amount of $41,200,000 (as amended or replaced from time to time, the "NOTE"), with respect to the payment of which the Trustee is entitled to the benefit of those certain Agreements Regarding Forest Service Special Use Permit (as amended, amended and restated, supplemented or otherwise modified from time to time, the "PERMIT AGREEMENTS") delivered by the Company and Beaver Creek Associates, Inc., respectively, to the Trustee.

E. The execution and delivery of this Indenture have been in all respects duly and validly authorized by resolution duly adopted by the Board of County Commissioners of the Issuer.

F. The Bonds will be issued in fully registered form in denominations of $5,000 or integral multiples thereof and (including the certificate of authentication of the Trustee to be inscribed thereon) are to be in substantially the following form:

                                 [FORM OF BOND]

CEDE & CO., HAS AN INTEREST HEREIN: UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE ISSUER OR THE BOND REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY OTHER PERSON IS WRONGFUL.

$_________                                                        No. R-
                            UNITED STATES OF AMERICA
                               STATE OF COLORADO

                             EAGLE COUNTY, COLORADO

             SPORTS AND HOUSING FACILITIES REVENUE REFUNDING BONDS
                           (VAIL ASSOCIATES PROJECT)
                                  SERIES 1998

Interest Rate       Maturity
Per Annum             Date              Original Date       CUSIP
-------------       --------            -------------       -----

   6.95%         August 1, 2019         April 9 , 1998    269480 AA7
(subject to adjustment)
Registered Owner:
Principal Sum:

EAGLE COUNTY, COLORADO (the "ISSUER"), a political subdivision of the State of Colorado duly organized and validly existing under the Constitution and laws of the State of Colorado, for value received, hereby promises to pay (but only out of the sources hereinafter mentioned) to the Registered Owner (specified above), or registered assigns, the Principal Sum (specified above) on the Maturity Date (specified above), unless this Bond shall have been duly called for previous redemption in whole or in part and payment of the redemption price shall have been duly made or provided for, upon surrender hereof, and to pay, solely from the sources hereinafter mentioned, to the person in whose name this Bond is registered at the close of business on the regular record date for such interest, which shall be the fifteenth day of January or July next preceding an interest payment date (the "REGULAR RECORD DATE"), by check mailed to such person at his address as it appears on the registration books of the Issuer, interest on said principal sum at the per annum Interest Rate (specified above, subject to adjustment to the Adjusted Interest Rate as provided in Section 6.06 of the Indenture, as herein defined); provided that at the written request of any owner of at least $1,000,000 aggregate principal amount of Bonds received by the Bond Registrar at least one business day prior to the Regular Record Date, interest hereon shall be payable in immediately available funds by wire transfer within the United States. Interest in respect of this Bond shall accrue from the interest payment date next preceding the date of authentication to which interest shall have been paid, (i) unless such date of authentication is an interest payment date to which interest shall have been paid, in which case, from such authentication date, or (ii) unless authenticated after a Regular Record Date and prior to an interest payment date with respect to such Regular Record Date, in which case from such interest payment date, or (iii) unless this Bond is authenticated prior to the first interest payment date, in which case interest in respect of this Bond shall accrue from its Original Date (specified above). Payments of interest hereunder shall be payable semi-annually on February 1 and August 1 in each year, commencing August 1, 1998, at the per annum Interest Rate (specified above, subject to adjustment to the Adjusted Interest Rate as provided in
Section 6.06 of the Indenture), until payment of said principal sum and (to the extent payment of such interest shall be legally enforceable) on any overdue installment of interest. Any such interest not so punctually paid shall forthwith cease to be payable to the registered owner on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof being given to Bondholders not more than 15 nor less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture, as herein defined. Interest is computed on the basis of a 360-day year of twelve 30-day months. The principal and any premium due in connection with the redemption of this Bond shall be payable at the principal operations office of U.S. BANK NATIONAL ASSOCIATION (the "PAYING AGENT"), currently located at U.S. Bank Trust National Association in Saint Paul, Minnesota. Principal, premium, if any, and interest shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

If the Company has notified the Trustee that the Company or any of its Affiliates intends to issue or incur Parity Debt, which when added to the principal amount of the Bonds and all other Parity Debt then outstanding, would exceed $250,000,000, and at least 25% in aggregate principal amount of the Bonds then Outstanding is owned by the Initial Owner, the interest rate on the Bonds shall be increased to 7.45% per annum (the "ADJUSTED INTEREST RATE") upon the failure of the Initial Owner to exercise the option to cause the Bonds to be redeemed in the manner provided in Section 6.06 of the Indenture. If less than 25% in aggregate principal amount of the Bonds is owned by the Initial Owner, the Adjusted Interest Rate shall take effect automatically upon such issuance or incurrence of Parity Debt unless such adjustment would adversely affect the exclusion of the interest on the Bonds from gross income for federal income tax purposes, in which event, such adjustment shall not occur, and the issuance or incurrence of such Parity Debt shall be permitted and shall have no effect on the interest rate on the Bonds, on the redemption provisions, or otherwise.

The Issuer has established a book-entry only system of registration for the Bonds (the "BOOK-ENTRY SYSTEM"). Except as specifically provided otherwise in the Indenture, the Securities Depository (as defined in the Indenture) (or its nominee) will be the Registered Owner of this Bond. By acceptance of a confirmation of purchase, delivery or transfer, the Beneficial Owner of this Bond shall be deemed to have agreed to this arrangement. The Securities Depository (or its nominee), as Registered Owner of this Bond, shall be treated as its owner for all purposes.

This Bond is one of a duly authorized series (the "BONDS") limited in aggregate principal amount to $41,200,000 issued under a Trust Indenture dated as of April l, 1998 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "INDENTURE") between the Issuer and the U.S. Bank National Association, as Trustee (together with any successors, the "TRUSTEE"), to accomplish the public purposes of the County and Municipality Development Revenue Bond Act (the "ACT") by refinancing several projects consisting of the acquisition, construction and installation of certain sports, recreational and housing facilities located on or near Vail and Beaver Creek Mountains in Eagle County, Colorado (the "PROJECT FACILITIES") for The Vail Corporation, d/b/a Vail Associates, Inc. (the "COMPANY").

AS REQUIRED BY THE ACT, THIS BOND SHALL BE A SPECIAL, LIMITED OBLIGATION OF EAGLE COUNTY, PAYABLE SOLELY FROM THE REVENUES DERIVED FROM THE PROJECT, AND SHALL NEVER CONSTITUTE THE DEBT OR INDEBTEDNESS OF THE COUNTY OR THE STATE OF COLORADO OR ANY POLITICAL SUBDIVISION THEREOF WITH THE MEANING OF ANY PROVISION OR LIMITATION OF THE COLORADO CONSTITUTION OR STATUTES, AND SHALL NOT CONSTITUTE NOR GIVE RISE TO A PECUNIARY LIABILITY OR FINANCIAL OBLIGATION OF THE COUNTY OR A CHARGE AGAINST ITS GENERAL CREDIT OR TAXING POWERS.

REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE ANNEX HERETO OR THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

THIS BOND IS SUBJECT TO REDEMPTION PRIOR TO MATURITY AS DESCRIBED ON THE REVERSE HEREOF OR ANNEX HERETO.

If an Event of Default (as defined in the Indenture) occurs and is continuing, the principal of all Bonds issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OR REDEMPTION PRICE OF, OR PREMIUM OR INTEREST ON, THIS BOND, OR FOR ANY CLAIM BASED HEREON OR ON THE INDENTURE, AGAINST ANY MEMBER, OFFICER OR EMPLOYEE, PAST,

PRESENT OR FUTURE, OF THE ISSUER OR OF ANY SUCCESSOR BODY, AS SUCH, EITHER DIRECTLY OR THROUGH THE ISSUER OR ANY SUCH SUCCESSOR BODY, OR OF THE TRUSTEE OR ANY SUCCESSOR TRUSTEE, AS SUCH, EITHER DIRECTLY OR THROUGH THE TRUSTEE OR ANY SUCH SUCCESSOR TRUSTEE, UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW, OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR BY ANY LEGAL OR EQUITABLE PROCEEDING OR OTHERWISE.

This Bond is not valid unless the Trustee's Certificate of Authentication endorsed hereon is duly executed.

IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name by the manual or facsimile signature of the Chair of the Board of County Commissioners and its corporate seal to be affixed hereto or printed hereon and attested by the manual or facsimile signature of its County Clerk and Recorder.

                              EAGLE COUNTY, COLORADO
[Issuer Seal]
Attest:

_________________________     ___________________________________
County Clerk and Recorder                                        Chair,
                              Board of County Commissioners


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds described in the within mentioned Indenture. Annexed hereto or printed on the reverse hereof is a true and correct copy of the text of the opinion of Bond Counsel, Hogan & Hartson L.L.P., a signed original of which is on file with the undersigned.

Date of Authentication: ___________________    U.S. Bank National Association,
as Trustee


                              By: _______________________________
                                        Authorized Officer

                           [TEXT OF ANNEX OR REVERSE]

The Bonds are payable solely from payments on the Company's promissory note (as amended or replaced from time to time, the "NOTE") delivered by the Company pursuant to a Sports and Housing Facilities Financing Agreement dated as of April 1, 1998 between the Company and the Issuer (as amended, amended and replaced, supplemented or otherwise modified from time to time, the "AGREEMENT") and from any other moneys held by the Trustee under the Indenture for such purpose, and there shall be no other recourse against the State of Colorado or the Issuer or any other property now or hereafter owned by either the State of Colorado or the Issuer. The Trustee, as holder of the Company's Note, has been granted certain rights and benefits under the terms of those certain Agreements Regarding Forest Service Special Use Permit (as amended, amended and restated, supplemented or otherwise modified from time to time, the "PERMIT AGREEMENTS") delivered by the Company and Beaver Creek Associates, Inc., respectively, to the Trustee. Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably both as to principal (and redemption price) and interest with all other Bonds issued under the Indenture, to which reference is made for a description of the rights of the holders of the Bonds; the rights and obligations of the Issuer; the rights, duties and obligations of the Trustee; and the provisions relating to amendments to and modifications of the Indenture, the Agreement, the Note and the Permit Agreements. THE HOLDER OF THIS BOND SHALL HAVE NO RIGHT TO ENFORCE THE PROVISIONS OF THE INDENTURE, THE NOTE, THE AGREEMENT, OR THE PERMIT AGREEMENTS, OR TO INSTITUTE ACTION TO ENFORCE THE COVENANTS THEREOF OR RIGHTS OR REMEDIES THEREUNDER EXCEPT AS PROVIDED IN THE INDENTURE.

                    OPTIONAL REDEMPTION IN WHOLE OR IN PART
                    ---------------------------------------

The Bonds are subject to redemption prior to maturity at the option of the Company, in whole or in part, on August 1, 2008, or on any date thereafter, from the Bond Fund established under the Indenture and from moneys otherwise available for such purpose, and if in part, by lot, such redemptions to be made at the applicable Optional Redemption Price shown below as a percentage of the principal amount to be redeemed, plus interest accrued to the redemption date:

                                           Optional Redemption
Redemption Period                          Price
-----------------------------------------------------------------

     August 1, 2008 through July 31, 2009         110%
     August 1, 2009 through July 31, 2010         109%
     August 1, 2010 through July 31, 2011        108 %
     August 1, 2011 through July 31, 2012         107%
     August 1, 2012 through July 31, 2013         106%
     August 1, 2013 through July 31, 2014         105%
     August 1, 2014 through July 31, 2015         104%
     August 1, 2015 through July 31, 2016         103%
     August 1, 2016 through July 31, 2017         102%
     August 1, 2017 through July 31, 2018         101%
     August 1, 2018 and thereafter                100%

                       EXTRAORDINARY OPTIONAL REDEMPTION
                       ---------------------------------

The Bonds are subject to redemption prior to maturity at the option of the Company, in whole on any date, at a redemption price equal to 100% of the principal amount thereof, plus interest accrued to the redemption date, following the occurrence of any of the following events:

     (a) The damage or destruction of all or substantially all of the Project Facilities or the skiing facilities at which the Project Facilities are located, to such extent that, in the reasonable opinion of the Company, the repair and restoration thereof would not be economical; or

     (b) The condemnation of all or substantially all of the Project Facilities or the skiing facilities at which the Project Facilities are located or the taking by condemnation of, use or control of all or any part of the Project Facilities or such skiing facilities as to render it or them unsatisfactory to the Company for its intended use; or

     (c) In the Company's reasonable opinion, unreasonable burdens or excessive liabilities shall have been imposed upon the Company with respect to the Project Facilities or the skiing facilities at which the Project Facilities are located or the operation thereof, including, but without being limited to, loss of Special Use Permits (as defined in the Agreement) relating to the Project Facilities or the imposition of Federal, state or other ad valorem, property, income or other taxes, not being imposed on the date of the Agreement other than ad valorem taxes presently levied upon privately owned property used for the same general purpose as the Project Facilities.

The Company's request to redeem the Bonds following the occurrence of one of the foregoing events must be made, if at all, within nine months following the occurrence of such event.

SPECIAL MANDATORY REDEMPTION IN WHOLE OR IN PART
------------------------------------------------

The Bonds are subject to special mandatory redemption by the Issuer prior to maturity in whole or in part on the earliest practicable date selected by the Trustee pursuant to the Indenture, but in no event later than the later of 180 days following the occurrence of, or within 60 days following the receipt by the Trustee of notice of the occurrence of, a Determination of Taxability (as hereinafter defined). The redemption price in such event shall be equal to 100% of the aggregate principal amount of the Bonds then outstanding to be redeemed at the time of a Determination of Taxability plus accrued interest to the redemption date, without premium. All or a portion of the Bonds outstanding on the redemption date shall be redeemed by the Issuer on such date, except that Bonds maturing on or prior to the redemption date but after the selection of a redemption date as aforesaid, shall be retired on their maturity date at the same price as if they had been called for redemption on the redemption date with accrued interest to the date of maturity or redemption, and Bonds for the payment or redemption of which sufficient moneys or investments are held by the Trustee shall be redeemed on the redemption date, or paid at earlier maturity, in accordance with the preceding and not otherwise.

As used herein and in the Indenture, a "DETERMINATION OF TAXABILITY" shall mean one of the following determinations to the effect that, by reason of any action or inaction by the Issuer or the Company, any violation by the Issuer or the Company of any of its covenants in the Agreement, or any misrepresentation by the Issuer or the Company in any certificate furnished in connection with the issuance, sale or delivery of the Bonds, the interest payable on the Bonds is includable in the gross income of the owners of the Bonds (other than an owner who is a "substantial user" or "related person" within the meaning of Section 147 of the Internal Revenue Code of 1986, as amended) to the extent not otherwise includable on the date of the issuance, sale and delivery of the
Bonds: (i) a final determination, decision or decree by the Commissioner or any District Director of Internal Revenue, or by any court of competent jurisdiction, which is not subject to further review, in a proceeding in which the Company was afforded the opportunity to contest the issues involving federal income tax treatment of interest on the Bonds, either directly or in the name of the Bondholder, at the Company's expense, or (ii) an opinion of nationally recognized bond counsel furnished by the Company to the Trustee; provided, that if it is finally determined that the interest on an amount less
--------  ----
than all the Bonds is so includable in the gross income of the owner, then only such amount need be redeemed, the Bonds to be redeemed or portion thereof to be selected as specified in the determination or as provided hereinbelow. If such redemption shall occur in accordance with the terms hereof, then such action, inaction, violation or misrepresentation on the part of the Issuer or the Company shall not in and of itself constitute an Event of Default under the Agreement or the Indenture.

                 EXTRAORDINARY MANDATORY REDEMPTION OR PURCHASE
                 ----------------------------------------------

If at least 25% in aggregate principal amount of the Bonds is owned by the Initial Owner, the Bonds are subject to extraordinary mandatory redemption or purchase prior to maturity in whole on any date (the "EXTRAORDINARY MANDATORY REDEMPTION DATE") selected by the Company pursuant to the Indenture at a redemption price equal to 105% of the principal amount of the Bonds then Outstanding plus accrued interest to the Extraordinary Mandatory Redemption Date (the "EXTRAORDINARY MANDATORY REDEMPTION PRICE") following receipt by the Trustee of notice from the Company that it or one of its Affiliates intends to issue or incur Parity Debt, which when added to the aggregate principal amount of the Bonds and all other Parity Debt then outstanding, would exceed $250,000,000. No such redemption shall be made if following such notice by the Company, such Initial Owner does not elect such redemption in lieu of increasing the interest rate on the Bonds to the Adjusted Interest Rate or prior to the Extraordinary Mandatory Redemption Date, the Company notifies the Trustee that such Parity Debt will not be issued or incurred. The Trustee is required to cause notice of such events to be given to all Bondholders, but final notice of the Extraordinary Mandatory Redemption Date may be given at any time on or prior to such Date. In addition to other information, such notice is required to state (i) that all Bonds must be delivered to the Trustee for redemption or purchase no later than the Extraordinary Mandatory Redemption Date, and (ii) that all Bonds not delivered to the principal operations office of the Trustee by 3:00 p.m. New York time, on the Extraordinary Mandatory Redemption Date will be deemed to have been delivered on such day and will be redeemed or purchased as provided in the Indenture.

On the Extraordinary Mandatory Redemption Date, the Company or its designee (named by the Company in a written notice delivered to the Trustee) has the right and option to purchase all or any part (in integral multiples of $5,000) of any Bonds delivered (or deemed delivered) to the Trustee for redemption at a purchase price equal to the Extraordinary Mandatory Redemption Price, plus accrued interest thereon. If the Company or its designee exercises such option, any Bonds so delivered (or deemed delivered) to the Trustee for redemption as hereinabove provided shall be purchased by the Company at the Extraordinary Mandatory Purchase Price in lieu of redemption. THE OWNER OF EACH BOND DELIVERED FOR PURCHASE, OR DEEMED DELIVERED FOR PURCHASE, BY THE COMPANY IN LIEU OF REDEMPTION AS HEREINABOVE PROVIDED AGREES, BY THE DELIVERY OF SUCH BOND TO THE TRUSTEE OR BY THE FAILURE TO PHYSICALLY DELIVER SUCH BOND, TO SELL

SUCH BOND TO THE COMPANY OR ITS DESIGNEE ON THE EXTRAORDINARY MANDATORY REDEMPTION DATE AT THE EXTRAORDINARY MANDATORY PURCHASE PRICE IN LIEU OF REDEMPTION. Payments to an owner delivering Bonds or to an owner whose Bonds have been deemed delivered shall be made by check mailed by the Trustee to the address appearing on the registration records of the Trustee. Any Bond delivered or deemed delivered and purchased in lieu of redemption shall remain Outstanding under the Indenture and may be held, resold, delivered to the Trustee for cancellation or otherwise disposed of by the Company or its designee upon the terms and conditions established by the Company or its designee.

Any moneys deposited and held by the Trustee for the benefit of claimants, if any, for three years after the redemption or maturity date shall be repaid to the Company or its assigns, and thereupon and thereafter such claimants shall be limited to a claim against the Company.

Except as otherwise provided in Section 6.06 of the Indenture in connection with an Extraordinary Mandatory Redemption, any redemption of the Bonds, either in whole or in part, shall be made upon not less than 30 days' nor more than 60 days' prior notice by first class mail to all owners whose Bonds are to be redeemed and shall be made in the manner and under the terms and conditions provided in the Indenture. On the date designated for redemption, notice having been given as provided in the Indenture, the Bonds or portions of Bonds so called for redemption shall become and be due and payable at the redemption price provided for redemption of such Bonds or such portions thereof on such date, and, if moneys for payment of the redemption price and the accrued interest are held by the Trustee as provided in the Indenture, interest on such Bonds or such portions thereof so called for redemption shall cease to accrue, such Bonds or such portions hereof so called for redemption shall cease to be entitled to any benefit or security under the Indenture, and the owners thereof shall have no rights in respect of such Bonds or such portions thereof so called for redemption except to receive payment of the redemption price thereof and the accrued interest so held by the Trustee.

If less than all of the Bonds then outstanding shall be called for redemption, the particular Bonds or portions of Bonds shall be redeemed by lot or by such other equitable method as the Trustee shall deem fair and appropriate.

The Bonds are issuable in the form of fully registered bonds without coupons in denominations of $5,000 or integral multiples thereof. This Bond is registered as to both principal and interest on the bond register to be kept for that purpose at the designated office of U.S. BANK NATIONAL ASSOCIATION (the "BOND REGISTRAR") and principal, premium, if any, and interest on this Bond shall be payable only to the registered owner hereof. This Bond may be transferred or exchanged only in accordance with the provisions of the Indenture; no transfer hereof shall be valid unless made at said office by the registered owner in person or by its duly authorized attorney in fact and noted hereon. The Issuer, the Trustee, the Paying Agent, and the Bond Registrar may treat the registered owner of this Bond as the absolute owner hereof for all purposes, whether or not this Bond shall be overdue, and they shall not be affected by any notice to the contrary.

                              [FORM OF ASSIGNMENT]

          For value received, the undersigned hereby sells, assigns and transfers unto __________________ (Tax Identification Number or Social Security Number ___________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________ attorney to register the transfer of the said Bond on the Bond Register, with full power of substitution in the premises.

Dated: _________   Signature: ________________________________________

                   NOTICE: The assignor's signature to this Assignment must correspond with the name as it appears on the face of the within Bond in every particular without alteration or any change whatever; NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

Signature guaranteed:

__________________________

                            (FORM OF ABBREVIATIONS)

The following abbreviations, when used in the inscription on the face of the within Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM    - as tenants in common
TEN ENT    - as tenants by the entireties
JT TEN     - as joint tenants with the right of survivorship and not as tenants in common

UNIFORM GIFT MIN ACT - _____________ Custodian  ________________
                           (Cust)                    (Minor)
                       under Uniform Gifts to Minors Act
                       _________________________________________
                                      (State)
    Additional abbreviations may also be used though not in the above list.

                               [END OF BOND FORM]

G. The execution and delivery of the Bonds have been duly authorized and all things necessary to make the Bonds, when executed by the Issuer and authenticated by the Trustee, valid and binding legal obligations of the Issuer and to make this Indenture a valid and binding agreement have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH, That to provide for the payment of principal or redemption price (as the case may be) in respect of all Bonds issued and outstanding under this Indenture, together with interest thereon, the rights of the Bondholders and the performance of the covenants contained in said Bonds and herein, the Issuer has caused the Company to deliver the Note and the Permit Agreements to the Trustee, and the Issuer does hereby sell, assign, transfer, set over and pledge unto U.S. BANK NATIONAL ASSOCIATION, Trustee, its successors in the trust and its assigns forever: (1) all of the right, title and interest of the Issuer in and to the "Revenues" as hereinafter defined; (2) all rights of the Issuer under the Agreement as they relate to all Bonds issued and outstanding under this Indenture (except the Issuer's rights under Sections 5.4, 5.5, 5.6, 5.7 and 6.2 of the Agreement); (3) all of the right, title and interest of the Issuer in the Note, the Permit Agreements and the moneys payable thereunder; and (4) all other property that may, from time to time hereafter, be subject to the lien hereof which the Trustee is hereby authorized to receive.

TO HAVE AND TO HOLD in trust, nevertheless, for the equal and ratable benefit and security of all present and future owners of the Bonds issued and to be issued under this Indenture, without preference, priority or distinction as to lien or otherwise (except as herein expressly provided) of any one Bond over any other Bond upon the terms and subject to the conditions hereinafter set forth.

                                   ARTICLE I.
                                  DEFINITIONS

In this Indenture and any indenture supplemental hereto (except as otherwise expressly provided or unless the context otherwise requires) the singular includes the plural, the masculine includes the feminine and neuter, and the following terms shall have the meanings specified in the foregoing recitals:

Act                                             Note
Agreement                                       Permit Agreements
Bonds                                           Prior Bonds
Company                                         Project
Determination of Taxability                     Project Facilities
Issuer

In addition, the following terms shall have the meanings specified in this Article, unless the context otherwise requires:

"ADJUSTED INTEREST RATE" means the rate of 7.45% per annum upon the occurrence of the events described in Section 6.06 hereof.

"AUTHENTICATING AGENT" means the person or entity identified in Section 2.05 hereof to perform the duties of authenticating agent with respect to the Bonds.

"AUTHORIZED NEWSPAPER" means a newspaper in English carrying financial news and generally circulated each business day in the Borough of Manhattan, City and State of New York. When successive publications in an Authorized Newspaper are required, they may be made in the same or different Authorized Newspapers.

"BENEFICIAL OWNER" has the meaning specified in Section 2.02 hereof.

"BONDHOLDER" or "OWNER OF BONDS" or "OWNER" means the registered owner of any Bond on the registration records maintained by the Bond Registrar.

"BOND FUND" means the fund so designated which is established pursuant to
Section 4.02 hereof.

"BOND PURCHASE ACCOUNT" means the account within the Bond Fund which may be established pursuant to Section 6.06 hereof.

"BOND REDEMPTION FUND" means the fund so designated which is established pursuant to Section 6.04 hereof.

"BOND REGISTRAR" or "REGISTRAR" means the person or entity at the time acting as registrar for the Bonds in accordance with Section 2.02 hereof.

"BOOK-ENTRY SYSTEM" means the system maintained by the Securities Depository and described in Section 2.02 hereof.

"BUSINESS DAY" means any day other than (i) a Saturday or Sunday or legal holiday or a day on which banking institutions in any of the cities in which the principal offices of the Trustee or any Paying Agent are located are authorized by law to close or (ii) a day on which the New York Stock Exchange is closed.

"CERTIFIED RESOLUTION" means a copy of one or more resolutions or ordinances or other appropriate action certified by the Board of County Commissioners of the Issuer under its seal to have been duly adopted by the Issuer and to be in full force and effect on the date of such certification.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COST" or "COSTS" means any cost in respect of any project permitted under the Act. Without limiting the generality of the foregoing, such costs may include:
(i) amounts payable to contractors and suppliers (including, without limitation, fees for designing the Project Facilities where the designs are provided by the contractor or supplier); (ii) costs of labor, services, materials, supplies and equipment furnished by the Company (including, without limitation, shipping costs) plus the Company's standard overhead charge; (iii) architectural, engineering, legal and other professional fees; (iv) costs of financing and refinancing a project; and (v) costs and administrative expenses associated with refundings.

"COUNSEL" means an attorney at law or law firm reasonably satisfactory to the Trustee, who or which may be counsel for the Issuer or the Company (which counsel may be an employee of the Company).

"DEFAULTED INTEREST" has the meaning specified in Section 2.08 hereof.

"EVENT OF DEFAULT" has the meaning specified in Section 8.01 hereof.

"EXTRAORDINARY MANDATORY PURCHASE PRICE," "EXTRAORDINARY MANDATORY REDEMPTION DATE," and "EXTRAORDINARY MANDATORY REDEMPTION PRICE" have the meanings specified in Section 6.06 hereof.

"GOVERNMENT OBLIGATIONS" means (i) direct obligations of, or obligations the principal of and the interest on which are unconditionally guaranteed by, the United States of America, or (ii) any certificates or other evidences of an ownership in obligations or in specified portions thereof (which may consist of specified portions of the principal thereof or the interest thereon) of the character described in (i).

"INDENTURE" means this Indenture as amended or supplemented at the time in question.

"INITIAL OWNER" means the person or persons (if affiliated) initially owning (directly or beneficially) the Bonds and who acquired beneficial interests in the Bonds through the assistance of the underwriter of the Bonds on the original date of issuance shown on the Bonds.

"INTEREST PAYMENT DATE" means the payment date of an installment of interest on the Bonds.

"OUTSTANDING" or "OUTSTANDING" in connection with Bonds means, as of the time in question, all Bonds authenticated and delivered under this Indenture, except:

          A.  Bonds theretofore cancelled or required to be cancelled under
Section 2.09 hereof;

          B. Bonds for the payment or redemption of which the necessary amount shall have been or shall concurrently be deposited with the Trustee or provision for the payment of which shall have been made in accordance with Section 12.01 hereof; provided that, if such Bonds are being redeemed prior to maturity, the
        -------- ----
required notice of redemption shall have been given or provisions satisfactory to the Trustee for the giving of such notice shall have been made;

          C. Bonds in exchange for or in substitution for which other Bonds have been authenticated and delivered pursuant to Article 11 hereof; and

          D. For purposes of any consent or other action to be taken by the owners of a majority or a specified percentage of Bonds hereunder or under the Agreement, Bonds held by or for the account of the Issuer, the Company, or any person controlling, controlled by or under common control with any of them.

"PARITY DEBT" has the meaning specified in the Agreement.

"PARTICIPANT" means one of the entities which deposit securities, directly or indirectly, in the Book-Entry System.

"PAYING AGENT" means any paying agent for the Bonds appointed in accordance with
Section 7.01 hereof.

"REGULAR RECORD DATE" means the fifteenth day (whether or not a Business Day) of January or July next preceding each Interest Payment Date.

"REVENUES" means (i) all amounts payable by the Company in respect of the Note and other moneys paid to the Trustee under the Agreement or the Permit Agreements, (ii) any proceeds of Bonds originally deposited with the Trustee for the payment of accrued interest on the Bonds, (iii) amounts on deposit in the Bond Fund created hereunder, and (iv) investment income in respect of any moneys held by the Trustee (except for amounts required to be paid to the United States pursuant to Section 148 of the Code).

"SECURITIES DEPOSITORY" means The Depository Trust Company, New York, New York, or its nominee and the successors and assigns of such nominee, or any successor appointed under Section 2.02.

"SPECIAL RECORD DATE" has the meaning specified in Section 2.08 hereof.

"TRUSTEE" means U.S. Bank National Association, and its successor for the time being in the trust hereunder.
The words "hereof," "herein," "hereto," "hereby" and "hereunder" (except in the form of Bond) refer to the entire Indenture.

Every "request," "order," "demand," "application," "appointment," "notice," "statement," "certificate," "consent" or similar action hereunder by the Issuer shall, unless the form thereof is specifically provided, be in writing signed on behalf of the Issuer by the Chair of its Board of County Commissioners or its County Clerk and Recorder.

                                  ARTICLE II.
                                   THE BONDS

Section 2.01.  AMOUNTS AND TERMS.  Except as provided in Section 2.06 hereof,
------------   -----------------
the Bonds shall be limited to $41,200,000 in aggregate principal amount and shall contain substantially the terms recited in the form of Bond above. Principal, premium, if any, and interest on the Bonds shall be payable solely from the Revenues. The Issuer may cause a copy of the text of the opinion of recognized bond counsel to be printed on the Bonds, and, upon request of the Issuer and deposit with the Trustee of an executed counterpart of such opinion, the Trustee shall certify to the correctness of the copy appearing on the Bonds by manual or facsimile signature. The Bonds shall be issued in denominations of $5,000 or integral multiples thereof. Pursuant to the recommendations promulgated by the Committee on Uniform Security Identification Procedures, "CUSIP" numbers may be printed on the Bonds. The Bonds may bear such other endorsement or legend not unsatisfactory to the Trustee as may be required to conform to usage or law with respect thereto.

The Bonds shall mature, subject to prior redemption as provided in the form thereof, on August l, 2019, and shall bear interest at the rate of 6.95% per annum, subject to adjustment to the Adjusted Interest Rate as provided in
Section 6.06 hereof.

The Bonds shall be dated and interest shall accrue from their Original Date of issuance as shown on the form of Bond. After August 1, 1998, interest shall be payable from the interest payment date next preceding the date of authentication to which interest shall have been paid, unless such date of authentication is an interest payment date to which interest shall have been paid, in which case, from such authentication date, or unless authenticated after a record date and prior to an interest payment date with respect to such record date, in which case from such interest payment date. Interest shall be payable semi-annually on February 1 and August 1 in each year, commencing August 1, 1998, until payment of said principal sum and (to the extent payment of such interest shall be legally enforceable) on any overdue installment of interest. Interest on the Bonds shall be computed upon the basis of a 360-day year, consisting of twelve 30-day months. Each Bond shall bear interest on overdue principal and, to the extent permitted by law, on overdue interest at the rate borne by such Bond.

ALL BONDS SHALL PROVIDE THAT THE BOND IS BEING ISSUED UNDER THE PROVISIONS OF THE ACT AND THAT IN NO EVENT SHALL THE BOND CONSTITUTE AN INDEBTEDNESS OR FINANCIAL OBLIGATION OF THE ISSUER WITHIN ANY CONSTITUTIONAL OR STATUTORY LIMITATION. THE BONDS SHALL NOT BE GENERAL OBLIGATIONS OF THE ISSUER AND THE PRINCIPAL OR REDEMPTION PRICE THEREOF, INTEREST OR PREMIUM, IF ANY, THEREON AND OTHER EXPENSES IN CONNECTION THERETO SHALL BE PAYABLE SOLELY FROM THE REVENUES DERIVED FROM THE PROJECT AND SHALL NOT CONSTITUTE AN INDEBTEDNESS OF OR GIVE RISE TO A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE ISSUER, THE STATE OF COLORADO OR ANY POLITICAL SUBDIVISION THEREOF.

SECTION 2.02.  BOOK-ENTRY SYSTEM; BOND REGISTRAR AND BOND REGISTER.  All Bonds
------------   ---------------------------------------------------
shall be issued in fully registered form and shall initially be registered in the name of Cede & Co., as nominee of The Depository Trust Company, New York, New York ("DTC"), initial Securities Depository for the Bonds in accordance with the terms of a Letter of Representations from the Issuer to DTC. The Bonds shall be registered upon subsequent transfer or exchange as provided in this Indenture.

A single Bond shall be issued and delivered to the Securities Depository. The actual purchasers of the Bonds (the "BENEFICIAL OWNERS") will not receive physical delivery of Bonds except as provided herein. So long as there exists a Securities Depository as provided herein, all transfers of beneficial ownership interests in the Bonds shall be made by book-entry only, and no person purchasing, selling or otherwise transferring beneficial ownership interests in the Bonds will be permitted to receive, hold or deliver any Bond. The Issuer, the Company and the Trustee shall treat the Securities Depository or its nominee as the sole and exclusive Bondholder for all purposes, including payments of principal of, premium, if any, and interest on the Bonds, receipt of notices and voting.

The Issuer and the Trustee covenant and agree, so long as DTC shall continue to serve as Securities Depository for the Bonds, to meet the requirements of DTC with respect to required notices and other provisions of the Letter of Representations.

The Issuer, the Trustee and the Company may conclusively rely upon (i) a certificate of the Securities Depository as to the identity of the Participants in the Book-Entry System with respect to the Bonds and (ii) a certificate of any such Participant as to the identity of, and the respective principal amount of Bonds beneficially owned by, the Beneficial Owners.

Whenever beneficial ownership of Outstanding Bonds must be determined by the books of the Securities Depository, the requirements in this Indenture for holding, delivering, tendering or transferring Bonds shall be deemed modified to require the appropriate person to meet the requirements of the Securities Depository with respect to such actions to produce the same effect. Any provision hereof permitting or requiring delivery of Bonds shall, while the Bonds are in the Book-Entry System, be satisfied by notation on the books of the Securities Depository in accordance with state law.

The Trustee and the Issuer, at the direction and expense of the Company, may from time to time appoint a successor Securities Depository and enter into any agreement with such Securities Depository to establish procedures with respect to the Bonds not inconsistent with the provisions of this Indenture. Any successor Securities Depository shall be a "clearing agency" registered under
Section 17A of the Securities Exchange Act of 1934, as amended.

None of the Issuer, the Company, or the Trustee, shall have any responsibility or obligation to any Securities Depository, any Participant in the Book-Entry System or the Beneficial Owners with respect to (i) the accuracy of any records maintained by the Securities Depository or any Participant; (ii) the payment by the Securities Depository or by any Participant of any amount due to any Beneficial Owner in respect of the principal amount (including premium) or redemption or purchase price of, or interest on, any Bonds; (iii) the delivery of any notice by the Securities Depository or any Participant; (iv) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds; or (v) any other action taken by the Securities Depository or any Participant in connection with the Bonds.

Bonds shall be delivered to and registered in the name of the Beneficial Owners only under the following circumstances:

     (a) The Securities Depository determines to discontinue providing its service with respect to the Bonds and no successor Securities Depository is appointed as described above. Such a determination may be made at any time by giving reasonable notice to the Issuer or the Trustee and discharging its responsibilities with respect thereto under applicable law.

     (b) The Company determines not to continue the Book-Entry System through any Securities Depository.

The Issuer hereby designates U.S. Bank National Association, as Bond Registrar for the Bonds. The Issuer shall cause to be kept at an office of the Bond Registrar a Bond Register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of the Bonds and for the registration of transfer of such Bonds. The Trustee, as Bond Registrar, hereby designates its principal operations office at U.S. Bank Trust National Association in Saint Paul, Minnesota, as the location where it will maintain the Bond Register for the Bonds. If the Bond Registrar is replaced, the Issuer shall cause any replacement Bond Registrar to designate, by a written notification to the Trustee, a specific office location (which may be changed from time to time, upon similar notification) at which the Bond Register is kept.

The Bond Registrar for the Bonds shall, in any case where it is not also the Trustee in respect of the Bonds, forthwith following each Regular Record Date in respect of the Bonds and at any other time as may be reasonably requested by the Trustee, certify and furnish to the Trustee, and to any Paying Agent for the Bonds as the Trustee shall specify, the names, addresses, and holdings of Bondholders and any other relevant information reflected in the Bond Register, and the Trustee and any such Paying Agent shall for all purposes be fully entitled to rely upon the information so furnished to it and shall have no liability or responsibility in connection with the preparation thereof.

SECTION 2.03.  REGISTRATION, TRANSFER AND EXCHANGE.  Upon surrender for
------------   -----------------------------------
registration of transfer of any Bond at the office of the Bond Registrar designated in or pursuant to Section 2.02 of this Indenture, the Issuer shall execute and the Trustee (or Authenticating Agent) shall authenticate and deliver in the name of the designated transferee or transferees one or more new Bonds of authorized denomination of a like aggregate principal amount.

At the option of the Owner, Bonds may be exchanged for other Bonds of any authorized denomination, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at any such office. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee (or Authenticating Agent) shall authenticate and deliver in the name of the Owner requesting such exchange, one or more new Bonds of any authorized denomination of a like aggregate principal amount.

All Bonds presented for registration of transfer, exchange, redemption or payment (if so required by the Issuer, the Bond Registrar or the Trustee), shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form and with guaranty of signature reasonably satisfactory to the Trustee, duly executed by the registered owner or by his duly authorized attorney in fact.

No service charge shall be made to the Bondholder for any exchange or registration of transfer of Bonds, but the Issuer and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

New Bonds delivered upon any registration of transfer or exchange shall be valid obligations of the Issuer, evidencing the same debt as the Bonds surrendered, shall be secured by this Indenture and entitled to all of the rights, remedies and security hereunder to the same extent as the Bonds surrendered.

Neither the Issuer nor the Bond Registrar on behalf of the Issuer shall be required (i) to issue, register the transfer or exchange any Bond during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing, or (ii) to register the transfer or exchange any Bond so selected for redemption in whole or in part.

SECTION 2.04.  EXECUTION.  The Bonds shall be executed in the name of and on
------------   ---------
behalf of the Issuer by the manual or facsimile signature of the Chair of its Board of County Commissioners, and the corporate seal of the Issuer or a facsimile thereof shall be affixed, imprinted, lithographed or reproduced thereon and shall be attested by the manual or facsimile signature of the County Clerk and Recorder.

Bonds executed as above provided may be issued and shall, upon request of the Issuer, be authenticated by the Trustee (or the Authenticating Agent) in accordance with Section 2.05 of this Indenture, notwithstanding that any officer signing such Bonds or whose facsimile signature appears thereon shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of the Bond.

SECTION 2.05.  AUTHENTICATION.  No Bond shall be valid for any purpose until the
------------   --------------
certificate of authentication shall have been duly executed by the Trustee by the manual signature of its authorized representative, and such authentication shall be conclusive proof that such Bond has been duly authenticated and delivered under this Indenture and that the owner thereof is entitled to the benefit of the trust hereby created.

In case the Bond Registrar is other than the Trustee, the Trustee may appoint the Bond Registrar as an Authenticating Agent with the power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Bonds in connection with registration of transfers, exchanges and redemptions under Section 2.03 and Article VI of this Indenture, and the authentication and delivery of Bonds by an Authenticating Agent pursuant to this Section shall, for all purposes of this Indenture, be deemed to be the authentication and delivery by the Trustee. The Trustee shall, however, itself authenticate all Bonds upon their initial issuance and any Bonds issued in substitution for other Bonds pursuant to Sections 2.06, 2.07 or 6.07 hereof.

The Trustee shall be entitled to be reimbursed for payments made to any Authenticating Agent as reasonable compensation for its services.

SECTION 2.06.  MUTILATED, DESTROYED, LOST OR STOLEN BONDS.
------------   ------------------------------------------

(a) If any Bond shall become mutilated, lost, stolen or destroyed, the affected Bondholder shall be entitled to the issuance of a substitute Bond only as follows:

          (i) in the case of a destroyed, lost or stolen Bond, the Bondholder shall provide notice of the loss to the Issuer and the Trustee within a reasonable time after the Bondholder receives notice of the loss;

          (ii) in the case of a destroyed, lost or stolen Bond, the Bondholder shall request the issuance of a substitute Bond before the Issuer receives notice of the transfer of the original Bond to a bona fide purchaser for value without notice;

          (iii) in all cases, the Bondholder shall provide indemnity against any and all claims arising out of or otherwise related to the issuance of substitute Bonds pursuant to this Section 2.06 satisfactory to the Issuer, the Trustee and the Company;

          (iv) in the case of a mutilated Bond, the Bondholder shall surrender the Bond to the Trustee for cancellation; and

          (v) in the case of a destroyed, lost or stolen Bond, the Bondholder shall provide evidence, satisfactory to the Issuer and the Trustee, of the ownership and the destruction, loss or theft of the affected Bond.

Upon compliance with the foregoing, a new Bond of like tenor and denomination, executed by the Issuer, shall be authenticated by the Trustee and delivered to the Bondholder, all at the expense of the Bondholder to whom the substitute Bond is delivered. Notwithstanding the foregoing, the Trustee shall not be required to authenticate and deliver any substitute for a Bond which has been called for redemption or which has matured or is about to mature and, in any such case, the principal or redemption price then due or becoming due shall be paid by the Trustee in accordance with the terms of the mutilated, destroyed, lost or stolen Bond without substitution therefor.

(b) Every substituted Bond issued pursuant to this Section 2.06 shall constitute an additional contractual obligation of the Issuer and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder unless the Bond alleged to have been mutilated, destroyed, lost or stolen shall be at any time enforceable by a bona fide purchaser for value without notice. In the event the Bond alleged to have been destroyed, lost or stolen shall be enforceable by anyone, the Issuer may recover the substitute Bond from the Bondholder to whom it was issued or from anyone taking under the Bondholder except a bona fide purchaser for value without notice.

(c) All Bonds shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or investment or other securities without their surrender.

SECTION 2.07.  TEMPORARY BONDS.  Pending preparation of definitive Bonds, or by
------------   ---------------
agreement with the purchasers of all Bonds, the Issuer may issue and, upon its request, the Trustee shall authenticate in lieu of definitive Bonds, one or more temporary printed or typewritten Bonds in denominations of $5,000 and integral multiples thereof of substantially the tenor recited above, with such changes in text as may be caused by the absence of a face and reverse of the Form of Bond. Upon request of the Issuer, the Trustee shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary Bonds. Until so exchanged, the owners of temporary Bonds shall have the same rights, remedies and security hereunder as the owners of definitive Bonds.

SECTION 2.08.  PAYMENT OF PRINCIPAL AND INTEREST; INTEREST RIGHTS PRESERVED.
------------   ------------------------------------------------------------
The principal of and premium, if any, on any Bond shall be payable, upon surrender of such Bond, at the principal corporate trust office of the Trustee. On each Interest Payment Date, interest on any Bond shall be payable by check prepared by the Trustee and mailed to the address of the registered Owner entitled thereto at such address as shall appear in the Bond Register; provided that at the written request of any registered Owner of at least $1,000,000 aggregate principal amount of Bonds received by the Bond Registrar at least one Business Day prior to the Regular Record Date, interest on such Bonds shall be payable in immediately available funds by wire transfer within the United States.

Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Bond is registered at the close of business on the Regular Record Date for such interest. The rate of interest on the Bonds may not exceed the maximum amount of interest permitted by applicable law.

Any interest on any Bond which is payable, but is not punctually paid or provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the registered Owner on the relevant Regular Record Date, and such Defaulted Interest shall be paid, pursuant to
Section 2.10 hereof, to the registered Owner in whose name the Bond is registered at the close of business on a special record date to be fixed by the Trustee, such Date to be not more than 15 nor less than 10 days (whether or not a Business Day) prior to the date of proposed payment (the "SPECIAL RECORD DATE"). The Trustee, at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each such registered Owner, at his address as it appears in the Bond Register, not less than 10 days prior to such Special Record Date, and may, in its discretion, cause a similar notice to be published once in an Authorized Newspaper, but such publication shall not be a condition precedent to the establishment of such Special Record Date.

Subject to the foregoing provisions of this Section 2.08, each Bond delivered under this Indenture upon transfer of or exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

SECTION 2.09.  CANCELLATION AND DESTRUCTION OF SURRENDERED BONDS.  Bonds
------------   -------------------------------------------------
surrendered for payment, redemption, registration of transfer, or exchange, and Bonds purchased from any fund established under this Indenture, shall, if surrendered to any Bond Registrar or Paying Agent other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it.

SECTION 2.10.  PERSONS DEEMED OWNERS.  The Issuer, the Trustee, any Paying
------------   ---------------------
Agent, the Bond Registrar, and any Authenticating Agent may deem and treat the person in whose name any Bond is registered as the absolute owner thereof (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Issuer, the Trustee, the Paying Agent, the Bond Registrar or the Authenticating Agent) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.08 hereof) interest on, such Bond, and for all other purposes, and none of the Issuer, the Trustee, the Paying Agent, the Bond Registrar or the Authenticating Agent shall be affected by any notice to the contrary. All such payments so made to any such registered owner, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Bond.

                                  ARTICLE III.
                                 ISSUE OF BONDS

Section 3.01.  ISSUE OF BONDS.  The Issuer may issue the Bonds following the
------------   --------------
execution of this Indenture, and the Trustee shall, at the Issuer's request and upon receipt by the Trustee of the Note and the Permit Agreements, authenticate such Bonds and deliver them to the Initial Owner in exchange for and upon cancellation of the Prior Bonds, all as specified in such request.

SECTION 3.02.  DISPOSITION OF PROCEEDS OF BONDS.  There shall be set aside with
------------   --------------------------------
the Trustee, as Revenues in the Bond Fund, an amount representing any accrued interest received on the sale of the Bonds.

                                  ARTICLE IV.
                        REVENUES AND APPLICATION THEREOF

Section 4.01.  REVENUES TO BE PAID OVER TO TRUSTEE.  The Issuer has directed
               -----------------------------------
that the Revenues be paid directly to the Trustee. If, notwithstanding these arrangements, the Issuer receives any payments pursuant to the Note or the Agreement (other than payments to and rights of the Issuer under Sections 5.4, 5.5, 5.6, 5.7 and 6.2 thereof or moneys representing payments to be made to the United States government pursuant to Section 148(f) of the Code pertaining to arbitrage rebate), the Issuer shall immediately pay over the same to the Trustee to be held as Revenues.

SECTION 4.02.  BOND FUND.  There is hereby established with the Trustee a Bond
------------   ---------
Fund, to which the Trustee shall deposit amounts paid on the Note and which the Trustee shall make available to the Paying Agent or agents to pay the principal of and premium, if any, on the Bonds as and when they mature or are called for redemption, upon surrender of such Bonds, and the interest on the Bonds as it becomes payable. When Bonds are redeemed or purchased, the amount, if any, in the Bond Fund representing interest thereon shall be applied to the payment of accrued interest in connection with such redemption or purchase. Whenever the amount in the Bond Fund is sufficient to redeem all of the Outstanding Bonds and to pay interest accrued to the redemption date, the Issuer will, upon request of the Company, cause the Trustee to redeem all such Bonds on the applicable redemption date specified by the Company. Any amounts remaining in the Bond Fund after payment (or provision for payment) in full of the principal of and premium, if any, and interest on all the Bonds and the reasonable fees, charges and expenses of the Issuer, the Trustee and any paying agents, shall be paid to the Company.

SECTION 4.03.  REVENUES TO BE HELD FOR ALL BONDHOLDERS; CERTAIN EXCEPTIONS.
------------   -----------------------------------------------------------
Revenues and investments thereof shall, until applied as provided in this Indenture, be held by the Trustee for the benefit of the owners of all outstanding Bonds, except that any portion of the Revenues in the Bond Fund representing principal of and premium, if any, or interest on any matured Bonds, or any Bonds previously called for redemption in accordance with Article VI of this Indenture, shall be held for the benefit of the owners of such Bonds only.

                                   ARTICLE V.
                         INVESTMENT OR DEPOSIT OF FUNDS

Section 5.01.  DEPOSITS AND SECURITY THEREFOR.  Except as hereinafter provided,
------------   ------------------------------
all moneys received by the Trustee under this Indenture shall be deposited with the Trustee, until or unless invested or deposited as provided in Section 5.02. All deposits with the Trustee (whether original deposits under this Section 5.01 or deposits or re-deposits in time accounts under Section 5.02) shall, to the extent not insured, be secured by a pledge of securities if required by applicable law for such trust deposits. All deposits in any other depository in excess of the amount covered by insurance (whether under this Section or under Section 5.02 as aforesaid) shall, to the extent permitted by law, be secured by a pledge of direct obligations of the United States of America having an aggregate market value, exclusive of accrued interest, at all times at least equal to the balance so deposited. Such security shall be deposited with a Federal Reserve Bank or with the trust department of the Trustee as authorized by law with respect to trust funds.

SECTION 5.02.  INVESTMENT OR DEPOSIT OF FUNDS.  The Trustee shall, at the
------------   ------------------------------
written request and direction of the Company, invest moneys held in the Bond Fund in obligations which are authorized investments under the Act and under this Indenture or deposit such moneys in time accounts (including accounts evidenced by time certificates of deposit), which may be maintained with the commercial department of the Trustee, secured as provided in Section 5.01 above and under the terms permitted by applicable law. However, all such investments shall mature or be subject to redemption at the option of the owner at not less than the principal amount thereof or the cost of acquisition, whichever is lower, and all deposits in time accounts shall be subject to withdrawal not later than the date when the amounts will foreseeably be needed for purposes of this Indenture. In making any investment permitted under this Section, the Trustee may effect such investment through its investment department. The investments permitted hereunder shall include: (i) Government Obligations, (ii) bonds, debentures or notes issued by any of the following Federal agencies:
Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Export-Import Bank of the United States, Government National Mortgage Association, Federal Land Banks or Federal National Mortgage Association (including participation certificates issued by such Association), (iii) all other obligations issued or unconditionally guaranteed as to principal and interest by an agency or person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress, (iv) time deposits, certificates of deposit or similar arrangements with the Trustee or any bank organized under the laws of the United States of America or any state thereof which is a member of the Federal Deposit Insurance Corporation having reported capital and surplus of not less than $50,000,000 and reported deposits of not less than $250,000,000, fully secured in the manner provided in Section 5.01 hereof, (v) bankers' acceptances (other than by the Company or its affiliates) drawn on and accepted by any commercial bank (including the Trustee) organized under the laws of the United States of America or any state thereof which is a member of the Federal Deposit Insurance Corporation having reported capital and surplus of not less than $50,000,000 and reported deposits not less than $250,000,000, (vi) master repurchase and repurchase agreements (including repurchase agreements with the Trustee) with respect to any of the investments or securities referred to in subsection (i),
(ii), (iii) or (iv) above (provided that the Trustee has a perfected first security interest in such obligations, the Trustee or its agent has possession of the obligations and the obligations are free and clear of claims by third parties), (vii) money market funds registered as investment companies under the federal "Investment Company Act of 1940," as amended, whose investment policies include seeking to maintain a constant share price and which invest exclusively in the investments or securities referred to in subsection (i), (ii), (iii) or
(iv) above, (viii) commercial paper of any corporation (including the Trustee) other than the Company, and its affiliates, whose commercial paper has the highest credit rating issued by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or any other nationally recognized rating agency and
(ix) bonds, debentures, notes and other obligations of any corporation, other than the Company, and its affiliates, or obligations issued by a governmental entity the interest on which is exempt from federal income tax, which are rated in the "A" category (or such other rating which at the time is the equivalent of the "A" category) or higher by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or any other nationally recognized rating agency.

The interest and other income received upon such investments of the Bond Fund and any profit or loss resulting from the sale of any investment, shall be added or charged to such Fund. In the case of interest or other income received with respect to investments held in the Bond Fund, there shall be a corresponding credit against the Company's obligation to make payments under the Note and the Agreement to the extent such income is available to pay principal of or premium, if any, and interest on the Bonds.

Neither the Trustee nor the Issuer shall be responsible or liable for any loss resulting from the investment of the Bond Fund. The Trustee shall have no responsibility for determining whether the investments it is instructed to make will comply with the requirements of the Code and the regulations thereunder.

If at any time the investment earnings on the proceeds of the Bonds become subject to arbitrage rebate under Section 148(f) of the Code, the Issuer covenants to comply with all requirements of the Code and the regulations thereunder pertaining thereto, and to comply at all times with Section 3.3 of the Agreement.

                                  ARTICLE VI.
                              REDEMPTION OF BONDS

Section 6.01.  BONDS SUBJECT TO REDEMPTION; SELECTION OF BONDS TO BE CALLED FOR
------------   ----------------------------------------------------------------
REDEMPTION.  The Bonds are subject to redemption prior to maturity as provided
----------
in the form of Bonds hereinbefore recited. If less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected by the Trustee by lot or by such other equitable method as the Trustee shall deem fair and appropriate. In the case of any Bond of a denomination greater than $5,000, the Trustee shall treat each such Bond as representing such number of separate Bonds each of the denomination of $5,000 as is obtained by dividing the actual principal amount of such Bond by $5,000. The Issuer shall direct the Trustee to call the Bonds for optional redemption when and only when it shall have been notified by the Company to do so and the Company has itself notified the Trustee of a corresponding prepayment under the Note.

SECTION 6.02.  NOTICE OF REDEMPTION.  Except as otherwise provided under Section
-----------------------------------
6.06 hereof, when required to redeem Bonds under any provision of this Indenture or when directed to do so by the Issuer, the Trustee shall give notice of such redemption by first class mail, postage prepaid, to each holder of Bonds to be redeemed at such holder's address as it appears in the Bond Register, mailed not less than 30 or more than 60 days prior to the redemption date, to the Issuer and also to The Bond Buyer, Standard & Poor's Ratings Services and Moody's
            --------------
Investors Service, Inc., or their successors, if any. In addition, the Trustee shall send a copy of such notice by registered or certified mail or overnight delivery service, return receipt requested, postage prepaid at the expense of the Company, to each registered securities depository and one nationally recognized information service that disseminates redemption information, sent at least two Business Days in advance of the mailing of notice to Bondholders or the publication date.

The notice of redemption shall be given in the name of the Issuer and shall contain the following information: the maturity of the Bonds to be redeemed (and, in the case of partial redemption of any Bonds, the respective numbers and principal amounts thereof to be redeemed); the date of such notice; the redemption date; the redemption price and the name and address of the redemption agent; shall further identify the Bonds by date of issue, interest rate, and maturity date; and shall further state that after the redemption date, if sufficient moneys are then held by the Trustee for such purpose, interest on the Bonds called for redemption will cease to accrue. The Trustee shall use the "CUSIP" numbers in such notice as a convenience to Bondholders, provided that,
                                                                -------- ----
any such notice shall state that no representation is made as to the correctness of "CUSIP" numbers as printed on the Bonds or as contained in any notice of redemption.

Failure to mail any notice or defect in the mailed notice or in the mailing thereof in respect of any Bond shall not affect the validity of the redemption proceedings in respect of any other Bond. If at the time of mailing notice of redemption there shall not have been deposited with the Trustee moneys sufficient to redeem all of the Bonds called for redemption, such notice may state that it is conditional in that it is subject to the deposit of the redemption moneys with the Trustee not later than the redemption date, and such notice and the redemption to which such notice relates shall be of no effect unless such moneys are so deposited.

SECTION 6.03.  PAYMENT OF REDEMPTION PRICE.  If (a) unconditional notice of
------------   ---------------------------
redemption has been duly given or duly waived by the owners of all Bonds called for redemption or (b) conditional notice of redemption has been so given or waived and sufficient redemption moneys have been duly deposited with the Trustee, then in either case the Bonds so called for redemption shall be payable on the redemption date at the applicable redemption price. Payment of the redemption price and accrued interest shall be made by the Trustee to or upon the order of the owners of the Bonds called for redemption upon surrender of such Bonds. The redemption price shall be paid out of the Bond Fund or from other moneys which the Issuer makes available for such purpose. Accrued interest shall be paid out of the Bond Fund.

SECTION 6.04.  BOND REDEMPTION FUND FOR REFUNDING ISSUES.  Whenever the Issuer
------------   -----------------------------------------
issues bonds to refund the Bonds, the Issuer may, by the Certified Resolution authorizing such refunding bonds, direct the Trustee to establish a separate bond redemption fund under this Indenture (the "BOND REDEMPTION FUND") and to deposit therein the proceeds of any such refunding bonds. The Certified Resolution shall specify the investment and application of amounts so deposited including, without limitation, the transfer thereof to any other fiscal or escrow agent or trustee of the Issuer and the time and conditions for such transfer.

SECTION 6.05.  SPECIAL MANDATORY REDEMPTION OF BONDS.  The Bonds (or portion
------------   -------------------------------------
thereof) shall be redeemed if a Determination of Taxability (as defined in the form of Bond hereinbefore recited) occurs, the date and price for such redemption to be determined in accordance with the provisions therefor contained in such form of Bond. If the Trustee receives written notice from any Bondholder to the effect that (i) the owner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on any Bond in the gross income of such Bondholder, or any other proceeding has been instituted against such Bondholder which may lead to a Determination of Taxability, and
(ii) such Bondholder will afford the Company the opportunity to contest the same, either directly or in the name of the Bondholder, and until a conclusion of any appellate review, if sought, and the Trustee has no reason to believe that such information is not accurate, then the Trustee shall promptly give notice thereof to the Company and the Issuer, and to the owner of each Bond then outstanding. The Trustee shall thereafter coordinate any similar requests or notices it may have received from other Bondholders and shall from time to time request the Company to advise it of the progress of any administrative proceedings or litigation.

If the Trustee receives notice from any source that a Determination of Taxability has occurred, the Trustee shall forthwith consult with the Issuer and the Company and thereafter proceed to enforce payments under the Note, and the Agreement in respect of the necessary redemption price and to redeem the Bonds (or portions thereof) at the earliest practicable date, but in no event later than the later of (i) 180 days following the occurrence of the Determination of Taxability and (ii) 60 days following the receipt by the Trustee of notice of the occurrence of a Determination of Taxability. In making any determination in respect of the occurrence of a Determination of Taxability or a redemption relating thereto, the Trustee may obtain at the reasonable expense of the Company and rely on an opinion of Counsel.

Unless actually notified of the occurrence of a Determination of Taxability, the Trustee shall not be responsible or liable for the giving of notice or processing of a special mandatory redemption.

SECTION 6.06.  EXTRAORDINARY MANDATORY REDEMPTION OR PURCHASE OF BONDS;
------------   --------------------------------------------------------
ADJUSTMENT OF INTEREST RATE.  The Bonds shall be redeemed or purchased prior to
---------------------------
maturity in whole on a date selected by the Company (the "EXTRAORDINARY

MANDATORY REDEMPTION DATE"), at a redemption price equal to 105% of the principal amount thereof plus accrued interest to such Extraordinary Mandatory Redemption Date (the "EXTRAORDINARY MANDATORY REDEMPTION PRICE"), if (i) the Company notifies the Trustee that it or one of its Affiliates intends to issue or incur certain Parity Debt and (ii) the Initial Owner of the Bonds then owns at least 25% in aggregate principal amount of the Bonds then Outstanding and the Initial Owner elects to have the Bonds so redeemed in lieu of adjusting the interest rate on the Bonds to the Adjusted Interest Rate, all in accordance with the provisions therefor and subject to the limitations thereon contained in this
Section 6.06 and in the form of Bond recited above.

If the Trustee receives written notice from the Company to the effect that the Company or one of its Affiliates intends to issue or incur Parity Debt, which when added to the aggregate principal amount of the Bonds and all other Parity Debt then outstanding, would exceed $250,000,000, the Trustee shall, within five Business Days, give notice thereof to the Issuer and to the owner of each Bond then Outstanding. The Trustee shall also notify the Issuer and the owners of the Bonds that the interest rate on the Bonds shall be adjusted to the Adjusted Interest Rate as of the date the Company or one of its Affiliates issues or incurs such Parity Debt unless (i) the adjustment of the interest rate on the Bonds to the Adjusted Interest Rate would adversely affect the exclusion of the interest on the Bonds from gross income for purposes of federal income tax, (ii) at least 25% in aggregate principal amount of the Bonds then Outstanding is owned by the Initial Owner and (iii) the Initial Owner elects, within 10 Business Days of the date of the Trustee's notice, to require that the Bonds be redeemed at the Extraordinary Mandatory Redemption Price. The Trustee shall thereafter coordinate requests for information or notices it may receive from Bondholders and shall from time to time advise the Company of such notices and requests.

If either (i) the Initial Owner no longer owns at least 25% in aggregate principal amount of the Bonds then Outstanding or (ii) the Initial Owner does not elect, within 10 Business Days of the date of the Trustee's notice, to have the Bonds redeemed, the interest rate on the Bonds shall be adjusted to the Adjusted Interest Rate in lieu of redemption, effective as of the date the Company or one of its Affiliates issues or incurs such Parity Debt, unless the change to the Adjusted Interest Rate would adversely affect the exclusion from gross income of interest on the Bonds for purposes of federal income tax. The Trustee shall notify the Issuer, the Company and owners of the Bonds of the date upon which the interest rate on the Bonds has been changed to the Adjusted Interest Rate and may also place a legend on the Bonds to such effect.

If the change to the Adjusted Interest Rate would adversely affect the exclusion of interest on the Bonds from gross income for purposes of federal income tax and the Initial Owner then owns at least 25% in aggregate principal amount of the Bonds then Outstanding, the Bonds shall be redeemed on the Extraordinary Mandatory Redemption Date selected by the Company at the Extraordinary Mandatory Redemption Price, unless the Initial Owner waives such redemption by written instrument delivered to the Trustee within 10 Business Days of the date of the

Trustee's original notice. If the change to the Adjusted Interest Rate would adversely affect the exclusion of interest on the Bonds from gross income for purposes of federal income tax and the Initial Owner then owns less than 25% in aggregate principal amount of the Bonds then Outstanding, in which case the issuance or incurrence of such Parity Debt shall not be restricted in any way under the Agreement and shall have no effect on the interest rate on the Bonds, on the redemption requirements or otherwise.

If the Trustee receives notice from the Initial Owner (who then owns at least 25% in aggregate principal amount of the Bonds) that it elects to have the Bonds redeemed, the Trustee shall forthwith consult with the Issuer and the Company and thereafter shall give notice of redemption and proceed to enforce payments under the Note and the Agreement in respect of the necessary Extraordinary Mandatory Redemption Price and to redeem the Bonds on the Extraordinary Mandatory Redemption Date selected by the Company, but (i) in no event earlier than 30 days following the Trustee's initial notice to owners of the Bonds, and
(ii) in no event later than 60 days following the election of the Initial Holder to have the Bonds redeemed; provided that the Company may, at any time prior to the Extraordinary Mandatory Redemption Date, notify the Trustee that such Parity Debt will not be issued or incurred, in which case the proceedings for redemption shall be terminated.

Notwithstanding the foregoing, if the Company or its Affiliate still intends to issue or incur the Parity Debt, but the Parity Debt is not yet issued or incurred and the Company fails to pay amounts required to redeem the Bonds within the time required under this Section 6.06, the Trustee shall notify owners of the Bonds of such events, and the Initial Owner (if then owning at least 25% in aggregate principal amount of the Bonds then Outstanding) shall have 10 Business Days to elect to have the interest rate on the Bonds adjusted to the Adjusted Interest Rate or to have the Bonds redeemed at the Extraordinary Mandatory Redemption Price, following which the Trustee shall follow the provisions of this Section 6.06 until the Bonds are redeemed or the Adjusted Interest Rate becomes effective, as the case may be, unless the Company thereafter notifies the Trustee that such Parity Debt will not be issued or incurred. The Company's failure to pay amounts required to redeem the Bonds by any Extraordinary Mandatory Redemption Date shall not constitute an event of default by the Company under the Agreement.

In making any determination in respect of the events under this Section 6.06 or a redemption relating thereto, the Trustee may obtain at the reasonable expense of the Company and rely upon an opinion of Counsel.

The Company or its designee (named by the Company in a written notice delivered to the Trustee) is granted the right and option under the Agreement and hereunder, in lieu of making prepayments under the Agreement and Note to provide for the redemption of the Bonds on the Extraordinary Mandatory Redemption Date, to instead purchase from the owner or owners thereof on the Extraordinary Mandatory Redemption Date all or any part (in integral multiples of $5,000, selected by lot in such manner as may be determined by the Trustee) of the Bonds so delivered, or deemed delivered, for redemption on such date at a purchase price (the "EXTRAORDINARY MANDATORY PURCHASE PRICE") equal to the Extraordinary

Mandatory Redemption Price of such Bond or portion thereof. If the Company or its designee exercises such option, the owner of each Bond delivered or deemed delivered for redemption as hereinabove provided agrees, by the delivery of such Bond to the Trustee, or by the failure to physically deliver such Bond, to sell such Bond to the Company or its designee on the Extraordinary Mandatory Redemption Date at the Extraordinary Mandatory Purchase Price in lieu of redemption.

The Company or its designee shall exercise the right and option to purchase such Bonds on the Extraordinary Mandatory Redemption Date by (i) giving written notice to the Trustee prior to the Extraordinary Mandatory Redemption Date of its intention to purchase Bonds on such date in lieu of redemption and specifying the principal amount of Bonds to be so purchased, and (ii) depositing or causing to be deposited with the Trustee for payment into the Bond Fund, concurrently with the giving of such notice, moneys or Government Obligations which together with other money then available in the Bond Fund for such purpose, will be sufficient (without any reinvestment thereof) to effect the purchase of Bonds being purchased by the Company or its designee. For the purpose of identifying funds paid into the Bond Fund for such purchase, the Trustee is authorized to establish a special account (the "BOND PURCHASE ACCOUNT") within the Bond Fund.

On the Extraordinary Mandatory Redemption Date, the Trustee shall, if the Company has provided or caused to be provided adequate funds, (i) pay the Extraordinary Mandatory Purchase Price to the owners of the Bonds being purchased on such date and deliver the Bonds so purchased to the Company or its designee, and (ii) redeem as provided herein all Bonds which have not been purchased by the Company or its designee. In either case, payment to any owner whose Bonds are subject to redemption will be made by check mailed by the Trustee on the date of redemption or purchase to the address appearing in the Bond Register. The purchase of a Bond by the Company or its designee shall not excuse the Company from its obligation to pay into the Bond Fund an amount of money sufficient to effect the redemption of Bonds not purchased by the Company or its designee.

SECTION 6.07.  REDEMPTION OF PORTION OF BONDS.  In case part but not all of an
------------   ------------------------------
Outstanding Bond shall be selected for redemption as described in the form of Bond hereinbefore recited, the owner thereof or his attorney in fact or legal representative shall present and surrender such Bond to the Trustee for payment of the principal amount thereof so called for redemption, and the Issuer shall execute and the Trustee shall authenticate and deliver to or upon the order of such owner, his attorney in fact or legal representative, without charge therefor, for the unredeemed portion of the principal amount of the Bond so surrendered, a new Bond or Bonds of any denomination or denominations authorized by this Indenture.

                                  ARTICLE VII.
                            COVENANTS OF THE ISSUER

Section 7.01.  PAYMENT OF PRINCIPAL OF AND INTEREST ON BONDS.  The Issuer shall
------------   ---------------------------------------------
promptly pay or cause to be paid the principal of premium, if any, and interest on every Bond issued hereunder according to the terms thereof, but shall be required to make such payment solely from Revenues. The Issuer shall appoint one or more Paying Agents for such purpose, each such agent to be a national banking association, a bank, a bank and trust company or a trust company organized under the laws of one of the states of the United States. The Issuer hereby appoints U.S. Bank National Association to act as a Paying Agent, and designates the principal operations office of such agent, currently located at U.S. Bank Trust National Association in Saint Paul, Minnesota, as the place of payment, such appointment and designation to remain in effect until notice of change is filed with the Trustee.

SECTION 7.02.  CORPORATE EXISTENCE; COMPLIANCE WITH LAWS.  The Issuer shall
------------   -----------------------------------------
maintain its corporate existence; shall use its best efforts to maintain and renew all its rights, powers, privileges and franchises; and shall comply with all valid and applicable laws, acts, charter provisions, rules, regulations, permits, orders, requirements and directions of any legislative, executive, administrative or judicial body.

SECTION 7.03.  ENFORCEMENT OF AGREEMENT; PROHIBITION AGAINST AMENDMENTS; NOTICE
------------   ----------------------------------------------------------------
OF DEFAULT.  The Agreement, a duly executed counterpart of which has been filed
----------
with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, including a provision in Section 7.6 thereof that the Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with this Indenture, and reference is hereby made to the Agreement for a detailed statement of said covenants and obligations of the Company under the Agreement, and the Issuer agrees that the Trustee, subject to the provisions of the Agreement and this Indenture reserving certain rights to the Issuer and respecting actions by the Trustee in its name or in the name of the Issuer, may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Agreement for and on behalf of the owners of the Bonds whether or not the Issuer is in default hereunder. The Issuer shall cooperate with the Trustee in enforcing the payment of all amounts payable under the Note and the Agreement and in requiring the Company to perform its other obligations thereunder. So long as no Event of Default hereunder shall have occurred and be continuing, the Issuer may exercise all its rights under the Agreement, as amended or supplemented from time to time, except that it shall not amend the Note or the Agreement without the consent of the Trustee pursuant to Section
11.03 hereof. However, the Issuer may at any time exercise its rights under Sections 5.4, 5.5, 5.6, 5.7 and 6.2 of the Agreement with respect to the payment of fees, charges and expenses, to indemnity and to any amounts payable to the United States government. Prior to making any amendment or supplement, the Issuer shall file with the Trustee (i) a copy of the proposed amendment or supplement and (ii) an opinion of nationally recognized bond counsel to the effect that such amendment or supplement will not have an adverse effect on the exclusion of interest on the outstanding Bonds from gross income for purposes of federal income taxation under the Code; and, if applicable, to the further effect that such amendment or supplement will not otherwise adversely affect the interests of the Bondholders. The Issuer shall give prompt notice to the Trustee of any default known to the Issuer under the Note or the Agreement or any amendment or supplement thereto.

SECTION 7.04.  FURTHER ASSURANCES.  Except to the extent otherwise provided in
------------   ------------------
this Indenture, the Issuer shall not enter into any contract or take any action by which the rights of the Trustee or the Bondholders may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

SECTION 7.05.  BONDS NOT TO BECOME ARBITRAGE BONDS.  The Issuer covenants with
------------   -----------------------------------
the Trustee and with the owners of the Bonds that, notwithstanding any other provision of this Indenture or any other instrument, it will neither make nor cause to be made any investment or other use of the proceeds of the Bonds which would cause the Bonds to be arbitrage Bonds under Section 148(a) of the Code, and it further covenants that it will comply with the requirements of such Section, including, without limitation, rebating all required amounts, if any, to the United States government, at the times, in the manner, and in accordance with the provisions of Section 148(f) of the Code. The foregoing covenants shall extend throughout the term of the Bonds, to all funds created under this Indenture and all moneys on deposit to the credit of any such fund, and to any other amounts which are Bond proceeds for purposes of Section 148 of the Code.

SECTION 7.06.  FINANCING STATEMENTS.  The Company has caused this Indenture or a
------------   --------------------
financing statement relating thereto to be filed, in such manner and at such places as may be required by law fully to protect the security of the owners of the Bonds and the right, title and interest of the Trustee in and to the trust estate or any part thereof. From time to time, the Trustee may, but shall not be required to, obtain an opinion of Counsel setting forth what, if any, actions by the Issuer or Trustee should be taken to preserve such security. The Issuer shall execute or cause to be executed any and all further instruments as shall reasonably be requested by the Trustee for such protection of the interests of the Trustee and the Bondholders, and shall, upon request of the Trustee and at the Company's expense, furnish satisfactory evidence to the Trustee of filing and refiling of such instruments and of every additional instrument which shall be necessary to preserve and protect the lien of this Indenture upon the trust estate or any part thereof until the principal of and premium, if any, and interest on the Bonds issued hereunder shall have been paid. The Trustee shall execute or join in the execution of any such further or additional instrument and file or join in the filing thereof at such time or times and in such place or places as it may be advised by an opinion of Counsel will preserve and protect the lien of this Indenture upon the trust estate or any part thereof until the aforesaid amounts shall have been paid.

                                 ARTICLE VIII.
                         EVENTS OF DEFAULT AND REMEDIES

Section 8.01.  EVENTS OF DEFAULT DEFINED.  Each of the following shall be an
------------   -------------------------
"EVENT OF DEFAULT" hereunder:

A. If payment of the principal or redemption price of, or premium, if any, on any Bond is not made when it becomes due and payable at maturity or upon prior redemption; or

B. If payment of any installment of interest on any Bond is not made when it becomes due and payable; or

C.  If an "Event of Default" under the Agreement occurs and is continuing.

SECTION 8.02.  ACCELERATION AND ANNULMENT THEREOF.  If any Event of Default
------------   ----------------------------------
occurs and is continuing beyond the time periods specified in Section 6.1 of the Agreement, the Trustee may in its discretion, or upon request of the Owners of 25% in aggregate principal amount of the Bonds then Outstanding, the Trustee shall, by notice in writing to the Issuer and the Company, declare the principal of all Bonds then Outstanding to be immediately due and payable; and upon such declaration the said principal and interest accrued thereon, shall become due and payable immediately at the place of payment provided therein, anything in the Indenture or in said Bonds to the contrary notwithstanding. Upon any declaration of acceleration hereunder, the Trustee shall immediately exercise such rights as it may have under the Note, the Permit Agreements, and the Agreement to declare all payments thereunder to be immediately due and payable.

If, after the principal of said Bonds has been so declared to be due and payable and before the entry of final judgment or decree in any suit, action or proceeding instituted on account of such default, or before the completion of the enforcement of any other remedy under this Indenture, all arrears of interest upon the Bonds (and interest on overdue installments of interest at the rate borne by the Bonds to the extent permitted by applicable law) are paid or caused to be paid by the Issuer, and the Issuer also performs or causes to be performed all other things in respect to which it may have been in default hereunder and pays or causes to be paid the reasonable charges of the Trustee, the Bondholders and any trustee appointed under the Act, including extraordinary trustee fees and reasonable attorney's fees, and every other default known to the Trustee in the observance or performance of any covenant, condition, agreement or provision contained in the Bonds or in this Indenture (other than a default in the payment of the principal of such Bonds then due and payable only because of a declaration under this Section) shall have been remedied to the satisfaction of the Trustee, then and in every such case, the Owners of a majority in aggregate principal amount of the Bonds then outstanding, by notice to the Issuer and to the Trustee, may annul such declaration and its consequences and such annulment shall be binding upon the Trustee and upon all Owners of Bonds issued hereunder; but no such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon.

SECTION 8.03.  OTHER REMEDIES.  If any Event of Default occurs and is
------------   --------------
continuing, the Trustee, before or after declaring the principal of the Bonds immediately due and payable, may enforce each and every right granted to the Issuer or the Trustee under the Note, the Agreement, the Permit Agreements, or any supplements or amendments thereto (except as to Sections 5.4, 5.5, 5.6 and 5.7 of the Agreement, which shall be independently exercised by the Issuer as provided therein). In exercising such rights and the rights given the Trustee under this Article VIII, the Trustee shall take such action, as in the judgment of the Trustee, applying the standards described in Section 9.06 hereof, would best serve the interests of the Bondholders.

SECTION 8.04.  LEGAL PROCEEDINGS BY TRUSTEE.  If any Event of Default has
------------   ----------------------------
occurred and is continuing, the Trustee in its discretion may, and upon the written request of the Owners of 25% in aggregate principal amount of the Bonds then Outstanding and receipt of indemnity to its satisfaction, shall, in its own name:

A. By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, including the right to require the Issuer to enforce any rights under Note and the Agreement and to require the Issuer to carry out any other provisions of this Indenture for the benefit of the Bondholders and to perform its duties under the Act;

B. Bring suit upon the Bonds and the Note and by mandamus, or other suit, action or proceeding at law or in equity, enforce the Permit Agreements;

C. By action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Bondholders; and

D. By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Bondholders.

SECTION 8.05.  DISCONTINUANCE OF PROCEEDINGS BY TRUSTEE.  If any proceeding
------------   ----------------------------------------
taken by the Trustee on account of any Event of Default is discontinued or is determined adversely to the Trustee, then the Issuer, the Company, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder as though no such proceeding had been taken, but subject to the limitations of any such adverse determination. In the case of any Event of Default based on an event of default under Section 6.1(h) of the Agreement, if the acceleration or legal proceedings referred to therein are rescinded or discontinued, respectively, the Event of Default hereunder shall be deemed to have been cured unless the principal of Bonds shall have been declared immediately due and payable in accordance with Section 8.02 hereof.

SECTION 8.06.  BONDHOLDERS MAY DIRECT PROCEEDINGS.  The Owners of a majority in
------------   ----------------------------------
aggregate principal amount of the Bonds outstanding hereunder shall have the right to direct the method and place of conducting all remedial proceedings by the Trustee hereunder and all rights of the Trustee under the Permit Agreements, provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture, and that the Trustee shall not be required to comply with any such direction which it deems to be unlawful or unjustly prejudicial to Bondholders not parties to such direction.

SECTION 8.07.  LIMITATIONS ON ACTIONS BY BONDHOLDERS.  No Bondholders shall have
------------   -------------------------------------
any right to pursue any remedy hereunder or under the Note, the Agreement or the Permit Agreements, unless:

(a)  the Trustee shall have been given written notice of an Event of Default,

(b) the Owners of at least 25% in aggregate principal amount of the Bonds outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names,

(c) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities, and

(d) the Trustee shall have failed to comply with such request within a reasonable time;

provided, however, that nothing herein shall affect or impair the right of any Owner of any Bond to enforce payment of the principal thereof or premium, if any, and interest thereon at and after the maturity thereof, or the obligation of the Issuer to pay such principal, premium, if any, and interest to the respective owners of the Bonds at the time and place, from the source and in the manner expressed herein and in the Bonds.

SECTION 8.08.  TRUSTEE MAY ENFORCE RIGHTS WITHOUT POSSESSION OF BONDS.  All
------------   ------------------------------------------------------
rights under this Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceedings instituted by the Trustee shall be brought in its name for the ratable benefit of the Owners of the Bonds.

SECTION 8.09.  DELAYS AND OMISSIONS NOT TO IMPAIR RIGHTS.  No delay or omission
------------   -----------------------------------------
in respect of exercising any right or power accruing upon any Event of Default shall impair such right or power or be a waiver of such Event of Default and every remedy given by this Article may be exercised from time to time and as often as may be deemed expedient.

SECTION 8.10.  APPLICATION OF MONEYS IN EVENT OF DEFAULT.  Any moneys received
------------   -----------------------------------------
by the Trustee under this Article VIII shall be applied:

          FIRST: to the payment of the reasonable fees and expenses of the Trustee, including extraordinary trustee fees and reasonable attorneys' fees, any disbursements of the Trustee with interest thereon and its reasonable compensation;

          SECOND: to the payment of principal, premium, if any, and interest then owing on the Bonds, including any interest on overdue interest, and in case such moneys shall be insufficient to pay the same in full, then to the payment of principal or premium, if any, and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest; and

          THIRD: to the payment of reasonable expenses of the Issuer, including reasonable attorneys' fees, incurred in connection with the Event of Default.

The surplus, if any, shall be paid to the Company or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

SECTION 8.11.  TRUSTEE AND BONDHOLDERS ENTITLED TO ALL REMEDIES UNDER ACT;
------------   -----------------------------------------------------------
REMEDIES NOT EXCLUSIVE.  It is the purpose of this Article to provide to the
----------------------
Trustee and the Bondholders all rights and remedies as may be lawfully granted under the provisions of the Act; but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy permitted by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver appointed under the Act.

No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

SECTION 8.12.  TRUSTEE'S RIGHT TO RECEIVER.  As provided by the Act, the Trustee
------------   ---------------------------
shall be entitled as of right to the appointment of a receiver; and the Trustee, the Bondholders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as may be contained in or permitted by the Act.

SECTION 8.13.  TRUSTEE MAY FILE CLAIM IN BANKRUPTCY.  In case of the pendency of
------------   ------------------------------------
any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Issuer or the Company or to property of the Issuer or the Company or the creditors of either of them, the Trustee (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payments equal to over due principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and Counsel) and of the Bondholders allowed in such judicial proceeding; and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, custodian, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Bondholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section
     9.04 hereof.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such proceeding.

SECTION 8.14.  WAIVER OF DEFAULTS.  The holders of not less than a majority in
------------   ------------------
principal amount of the Bonds then outstanding may on behalf of the holders of all the Bonds waive any past default hereunder and its consequences, except a default specified in subsections (A) or (B) of Section 8.01 hereof.

Upon such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 8.15.  UNDERTAKING FOR COSTS.  All parties to this Indenture agree, and
------------   ---------------------
each holder of any Bond by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder, or group of Bondholders, holding more than 10% in principal amount of the Bonds then outstanding, or to any suit instituted by any Bondholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Bond on or after the respective payment dates therefor expressed in such Bond (or, in the case of redemption, on or after the applicable redemption date).

                                  ARTICLE IX.
                                  THE TRUSTEE

Section 9.01.  ACCEPTANCE OF TRUST.  The Trustee accepts and agrees to execute
------------   -------------------
the trusts hereby created, but only upon the additional terms set forth in this Article, to all of which the parties hereto and the Bondholders agree, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

SECTION 9.02.  NO RESPONSIBILITY FOR RECITALS, ETC.  The recitals, statements
------------   ------------------------------------
and representations in this Indenture or in the Bonds, save only the Trustee's Certificate of Authentication upon the Bonds, have been made by the Issuer in reliance in applicable part on the representations of the Company and not by the Trustee; and the Trustee shall be under no responsibility for the correctness thereof. The Trustee shall not be responsible for insuring the Project Facilities or collecting any insurance moneys or for the validity of the execution by the Issuer of this Indenture or of any supplements or amendments hereto or instruments of further assurance, or for the sufficiency or the security for the Bonds issued hereunder or intended to be secured hereby, or for the value of or title to the Project Facilities, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer or the Company, except as hereinafter set forth or as may be set forth in the Agreement; but the Trustee may require of the Issuer and the Company full information and advice as to the performance of the covenants, conditions and agreements as to the condition of the Project Facilities contained herein and in the Agreement. The Trustee shall have no obligation to perform any of the duties of the Issuer or the Company. All moneys received by the Trustee hereunder need not be segregated from other moneys except to the extent required by this Indenture or law and the Trustee shall not be liable or responsible for any loss suffered in connection with any investment of funds made by the Trustee in accordance with
Section 5.02 hereof nor shall the Trustee be liable for interest on any moneys received hereunder. The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall be answerable for other than its negligence or misconduct, subject to
Section 9.01 of this Article IX. The Trustee shall not be required to give any bond or surety in respect of the execution of the trusts and powers granted hereunder or otherwise in respect of the Project Facilities. The Trustee shall not be obligated to advance any funds in the exercise of its rights or duties hereunder nor required to lend the Issuer or the Company money for the Project Facilities.

SECTION 9.03.  TRUSTEE MAY ACT THROUGH AGENTS; ANSWERABLE ONLY FOR WILLFUL
------------   -----------------------------------------------------------
MISCONDUCT OR NEGLIGENCE.  The Trustee may exercise any powers hereunder and
------------------------
perform any duties required of it through attorneys, agents, officers or employees, and shall be entitled to advice of Counsel concerning all questions hereunder. The Trustee may act upon such advice of Counsel and shall not be responsible for any loss or damage resulting from any action or nonaction taken by or omitted to be taken in good faith in reliance upon such advice of counsel. The Trustee shall not be answerable for the exercise of any discretion or power under this Indenture nor for anything whatever in connection with the trust hereunder, except only its own willful misconduct or negligence or that of its agents, officers and employees.

SECTION 9.04.  COMPENSATION AND INDEMNITY.  The Company has undertaken to pay
------------   --------------------------
the Trustee reasonable compensation, including but not limited to extraordinary trustee fees, for its services hereunder, and also all its reasonable expenses and disbursements. The Company has agreed under Section 5.5 of the Agreement to indemnify the Trustee against any claims arising out of the exercise and performance of its powers and duties hereunder in good faith and without negligence. Prior to taking any action under Article VIII hereof, the Trustee may require that reasonable indemnity be furnished to it for the reimbursement of all expenses which it may incur and to protect it against all liability, except liability which may result from its negligence or misconduct, by reason of any action so taken.

SECTION 9.05.  NOTICE OF DEFAULT; RIGHT TO INVESTIGATE.  The Trustee shall,
------------   ---------------------------------------
within 30 days after the occurrence of a default as hereinafter defined, give written notice by first class mail to registered owners of Bonds of all defaults known to any officer in the corporate trust department of the Trustee and send a copy of such notice to the Issuer and the Company, unless such defaults have been remedied (the term "DEFAULTS" for purposes of this Section and Section 9.06 hereof being defined to include the events specified in clauses A through C of
Section 8.01 hereof, not including any notice or periods of grace provided for therein); provided, however, that the Trustee shall give notice to the Issuer
          --------  -------
and the Company as soon as practicable of any default involving the nonpayment of money. The Trustee shall not be deemed to have notice of any default under Clause C of Section 8.01 hereof (other than a default under Section 6.1(a) of the Agreement) unless an officer of the corporate trust department of the Trustee has actual knowledge thereof or the Trustee has been notified in writing of such default by the Owners of at least 25% in aggregate principal amount of the Bonds then Outstanding. The Trustee may, however, at any time require full information as to the performance of any covenant hereunder; and, if information satisfactory to it is not forthcoming, the Trustee may make or cause to be made an investigation into the affairs related to this Indenture and the properties covered hereby.

SECTION 9.06.  OBLIGATION TO ACT ON DEFAULTS.  The Trustee, prior to the
------------   -----------------------------
occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If any Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and remedies vested in it by this Indenture and shall use the same degree of care in their exercise as a prudent trustee under a corporate mortgage; provided, that if in the opinion of the Trustee such action may tend to involve
--------  ----
expense or liability, it shall not be obligated to take such action unless it is furnished with indemnity satisfactory to it.

SECTION 9.07.  RELIANCE ON REQUISITION, ETC.  The Trustee may act on any
------------   -----------------------------
requisition, Certified Resolution, notice, telegram, telecopy, request, consent, waiver, certificate, statement, affidavit, voucher, bond, or other paper or document which it in good faith believes to be genuine and to have been passed or signed by the proper persons or to have been prepared and furnished pursuant to any of the provisions of this Indenture or the Agreement; and the Trustee shall be under no duty to make any investigation as to any statement contained in any such instrument, but may accept the same as conclusive evidence of the accuracy of such statement. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bonds shall be conclusive and binding upon all future owners of the same Bonds and upon Bonds issued in place thereof. In determining whether Bonds are held by or for the account of the Issuer, the Company, or any person controlling, controlled by or under common control with any of them, the Trustee may rely on a certificate from the Issuer or the Company, as the case may be, and shall be under no duty to make any investigation with respect to such a certification.
As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to demand (but shall not be required to demand) a certificate signed on behalf of the Issuer or the Company, as the case may be, and to rely upon such certificate as sufficient evidence of the facts therein contained, and prior to the occurrence of a default of which the Trustee has been notified as provided in Section 9.05 of this Article IX, or of which by said section it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. Nothing in the foregoing provisions, however, shall relieve the Trustee from liability for its own negligence or willful misconduct.

SECTION 9.08.  TRUSTEE MAY OWN BONDS.  The Trustee may in good faith buy, sell,
------------   ---------------------
own and hold any of the Bonds and may join in any action which any Bondholders may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee may also engage in or be interested in any financial or other transaction with the Issuer, the Company or any affiliate of the Issuer or the Company, provided that if the Trustee determines that any such relation is in conflict with its duties under this Indenture, it shall eliminate the conflict or resign as Trustee.

SECTION 9.09.  CONSTRUCTION OF AMBIGUOUS PROVISIONS.  The Trustee may construe
------------   ------------------------------------
any ambiguous or inconsistent provisions of this Indenture, and any such construction by the Trustee shall be binding upon the Bondholders.

SECTION 9.10.  RESIGNATION OF TRUSTEE.  The Trustee may resign and be discharged
------------   ----------------------
of the trusts created by this Indenture by written resignation filed with the County Clerk and Recorder of the Issuer not less than 60 days before the date when it is to take effect, with copies of such notice to the Company. Such resignation shall take effect only upon the appointment of a successor Trustee. However, if a successor trustee shall not have been appointed within 60 days from the date of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

SECTION 9.11.  REMOVAL OF TRUSTEE.  Any Trustee hereunder may be removed at any
------------   ------------------
time by an instrument appointing a successor to the Trustee so removed, executed by the owners of a majority in aggregate principal amount of the Bonds then Outstanding and filed with the Trustee, the Issuer and the Company. The Company, upon 30 days' notice to the Issuer and the Trustee, may remove any Trustee by an instrument appointing a successor to the Trustee so removed if, in the reasonable opinion of the Company, the Trustee is unable or unwilling to perform its duties hereunder; provided that such removal by the Company may not occur when an Event of Default exists hereunder.

SECTION 9.12.  APPOINTMENT OF SUCCESSOR TRUSTEE.  If the Trustee or any
------------   --------------------------------
successor trustee resigns or is removed (other than pursuant to Section 9.11 hereof) or dissolved, or if its property or business is taken under the control of any state or federal court or administrative body, a vacancy shall forthwith exist in the office of the Trustee, and the Issuer at the direction of the Company shall appoint a successor. If the Issuer fails to make such appointment within 60 days after the date notice of resignation is filed, the Owners of a majority in principal amount of the Bonds then Outstanding may do so.

SECTION 9.13.  QUALIFICATION OF SUCCESSOR.  A successor trustee shall be a
------------   --------------------------
national bank with trust powers or a bank, a bank and trust company or a trust company organized under the laws of one of the states of the United States, in each case having capital and surplus of at least $50,000,000, if there be one able and willing to accept the trust on reasonable and customary terms.

SECTION 9.14.  INSTRUMENTS OF SUCCESSION.  Any successor trustee shall execute,
------------   -------------------------
acknowledge and deliver to the Issuer an instrument accepting such appointment hereunder; and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder, with like effect as if originally named Trustee herein. The Trustee ceasing to act hereunder shall pay over to the successor trustee all moneys held by it hereunder; and, upon request of the successor trustee, the Trustee ceasing to act and the Issuer shall execute and deliver an instrument transferring to the successor trustee all the estates, properties, rights, powers and trusts hereunder of the Trustee ceasing to act. The Company shall be provided with a copy of each instrument mentioned herein.

SECTION 9.15.  MERGER OF TRUSTEE.  Any corporation into which any Trustee
------------   -----------------
hereunder may be merged or with which it may be consolidated, or to which all or substantially all of its corporate trust assets may be transferred, or any corporation resulting from any merger or consolidation to which any Trustee hereunder shall be a party, shall be the successor trustee under this Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 9.16.  NO TRANSFER OF NOTE; EXCEPTIONS.  Except as required to effect an
------------   -------------------------------
assignment to a successor trustee, and except to effect an exchange in connection with a bankruptcy, reorganization, insolvency, or similar proceeding involving the Company, the Trustee shall not sell, assign or transfer the Note held by it, and the Trustee is authorized to enter into an agreement with the Company to such effect.

SECTION 9.17.  APPOINTMENT OF CO-TRUSTEE.  In case the Trustee deems that by
------------   -------------------------
reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, the Trustee may appoint an additional individual or institution as a separate or Co-Trustee, the identity of which shall be subject to the Company's approval except in the case of a continuing Event of Default hereunder, in which event each and every remedy, right, claim, cause of action, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in the Trustee with respect thereto shall be exercisable by and rest in such separate or Co-Trustee but only to the extent necessary to enable such separate or Co-Trustee to exercise such rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or Co-Trustee shall run to and be enforceable by either of them. In case any separate or Co-Trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate or Co-Trustee.

SECTION 9.18.  INTERVENTION BY TRUSTEE.  In any judicial proceeding to which the
------------   -----------------------
Issuer or the Company is a party and which in the opinion of the Trustee and its Counsel has a substantial bearing on the interests of holders of the Bonds, the Trustee may intervene on behalf of Bondholders and shall do so if requested in writing by the holders of at least 25% in aggregate principal amount of Bonds then Outstanding and furnished satisfactory indemnity. The rights and obligations of the Trustee under this Section are subject to the approval of a court of competent jurisdiction.

SECTION 9.19.  PRIVILEGES AND IMMUNITIES OF PAYING AGENT AND AUTHENTICATING
------------   ------------------------------------------------------------
AGENT.  The Paying Agents and the Authenticating Agents shall, in the exercise
-----
of their duties hereunder, be afforded the same rights, discretions, privileges and immunities as the Trustee in the exercise of such duties.

SECTION 9.20.  EXPENDITURE OF TRUSTEE FUNDS.  No provision of this Indenture
------------   ----------------------------
shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. If it shall have reasonable grounds for believing that repayment of advanced funds or adequate indemnity against such risk or liability is reasonably assured to it, the Trustee may, in its sole discretion, expend its own funds in the performance of any of its duties hereunder.

Section 9.21.  APPLICATION OF ARTICLE IX.  Whether or not therein expressly so
------------   -------------------------
provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article.

Section 9.22.  CONSULTATION WITH COUNSEL.  The Trustee may consult with counsel,
------------   -------------------------
and the written advice of such counsel or any opinion of Counsel or Bond Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                                   ARTICLE X.
                              ACTS OF BONDHOLDERS

Section 10.01.  ACTS OF BONDHOLDERS.  Any action to be taken by Bondholders may
-------------   -------------------
be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders in person or by agent appointed in writing. The fact and date of the execution by any person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgments or by an affidavit of a witness to such execution. Any action by the owner of any Bond shall bind all future owners of the same Bond or Bonds issued in place thereof in respect of anything done or suffered by the Issuer or the Trustee in pursuance thereof.

                                  ARTICLE XI.
                           AMENDMENTS AND SUPPLEMENTS

Section 11.01.  AMENDMENTS AND SUPPLEMENTS WITHOUT BONDHOLDERS' CONSENT.  This
-------------   -------------------------------------------------------
Indenture may be amended or supplemented at any time and from time to time, without notice to or the consent of the Bondholders by a supplemental indenture authorized by a Certified Resolution filed with the Trustee, if consented to in writing by the Company, for one or more of the following purposes:

          (a) to add additional covenants of the Issuer or to surrender any right or power herein conferred upon the Issuer;

          (b) for any purpose not inconsistent with the terms of this Indenture or to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture and which in all cases shall not adversely affect the interests of the holders of the Bonds, including the appointment and duties of a co-paying agent, co-trustee, bond registrar and authenticating agent;

          (c) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act of 1939 or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939;

          (d) to grant to or confer or impose upon the Trustee for the benefit of the owners of the Bonds any additional rights, remedies, powers, authority, security, liabilities or duties which may lawfully be granted, conferred or imposed and which are not contrary to or inconsistent with this Indenture as theretofore in effect;

          (e) to authorize different authorized denominations of the Bonds and to make correlative amendments and modifications to this Indenture regarding exchangeability of Bonds of different authorized denominations, redemptions of portions of Bonds of particular authorized denominations and similar amendments and modifications of a technical nature;

          (f) to modify, alter, supplement or amend this Indenture to comply with changes in the Code affecting the status of interest on the Bonds as excluded from gross income for federal income tax purposes or the obligations of the Issuer or the Company in respect of Section 148 of the Code; and

          (g) to make any amendments appropriate or necessary in connection with or to provide for any insurance policy, irrevocable transferable letter of credit, guaranty, surety bond, line of credit, revolving credit agreement or other agreement or security device delivered to the Trustee and providing for
(i) payment of the principal and interest on the Bonds or a portion thereof, or
(ii) payment of the purchase or redemption price of the Bonds, or (iii) both (i) and (ii).

Before the Issuer and the Trustee shall enter into any supplemental indenture pursuant to this Section 11.01 or Section 11.02, there shall have been delivered to the Trustee an opinion of nationally recognized bond counsel stating that such amended or supplemental indenture is authorized or permitted by the Act and is authorized under this Indenture, that such amended or supplemental indenture will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms and will not adversely affect the exclusion from gross income of the interest on the Bonds for federal income tax purposes. In addition, so long any of the Bonds are owned by the Initial Owner, no supplemental indenture shall be effective unless consented to by the Initial Owner.

SECTION 11.02.  AMENDMENTS WITH BONDHOLDERS' CONSENT.  This Indenture may be
-------------   ------------------------------------
amended from time to time with prior written consent of the Company, by a supplemental indenture approved by the Owners of at least a majority in aggregate principal amount of the Bonds then outstanding; provided, however, that nothing herein contained shall permit, or be construed as permitting, (1) an extension of the time for the payment of the principal of or the interest on any Bond, (2) a reduction in the principal amount of any Bond or the redemption premium or the rate of interest thereon, (3) the creation of any lien or security interest with respect to the Agreement or the payments thereunder or under the Note, other than the lien created by this Indenture and the Permit Agreements, (4) a preference or priority of any Bond or Bonds over any other Bond or Bonds, or (5) a reduction in the aggregate principal amount of the Bonds required for consent to the execution of such supplemental indenture hereunder; and provided, further that no amendment shall be made which adversely affects one or more but less than all of the Bonds without the consent of the Owners of at least a majority in aggregate principal amount of all the Outstanding Bonds so affected. This Indenture may be amended with respect to the matters enumerated in clauses (1) to (5) of the preceding sentence only with the unanimous consent of all Bondholders and the Company.

SECTION 11.03.  AMENDMENT OF AGREEMENT, PERMIT AGREEMENTS AND NOTE.  If the
-------------   --------------------------------------------------
Company proposes to amend the Agreement, the Permit Agreements, or the Note, the Trustee shall have the right to consent thereto; provided, that if any such proposal to which the Trustee is entitled to consent as provided above would amend the Agreement, the Permit Agreements, or the Note in such a way as would materially adversely affect the interests of the Bondholders, the Trustee shall notify Bondholders of the proposed amendment and shall consent thereto only with the consent of the Owners of at least a majority in aggregate principal amount of the Bonds then Outstanding; provided, that without the consent of each affected Bondholder, no amendment shall be consented to by the Trustee which would (1) decrease the amounts of principal, prepayment premium and interest payable under the Agreement or the Note, (2) change the date of payment or prepayment provisions of the Agreement or the Note, or (3) change any provisions with respect to amendment; and further provided, that no amendment shall be consented to which adversely affects one or more but less than all the Bonds without the consent of the Owners of at least a majority in aggregate principal amount of all the Outstanding Bonds so affected. Notwithstanding the foregoing, either or both of the Permit Agreements may be amended, restated or supplemented at any time, and the Trustee shall consent thereto and may enter into any amendment, restatement or supplement thereto or related intercreditor agreement, so long as the purpose of such amendment, restatement, supplement or intercreditor agreement is (i) to cure any ambiguity or formal defect in the Permit Agreements, (ii) to grant to the Trustee additional rights, remedies or security under the Permit Agreements or this Indenture, (iii) to substitute a New BC Permit as contemplated by Section 4.7 of the Agreement, or (iv) to grant to other creditors of the Company equal or subordinate rights to those of the Trustee under the Permit Agreements, subject to the provisions of Section 5.16 of the Agreement relating to Parity Debt.

SECTION 11.04.  TRUSTEE AUTHORIZED TO JOIN IN AMENDMENTS AND SUPPLEMENTS;
-------------   ---------------------------------------------------------
RELIANCE ON COUNSEL.  The Trustee is authorized to join with the Issuer in the
-------------------
execution and delivery of any supplemental indenture or amendment permitted by this Article XI and in so doing shall be fully protected by an opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done.

                                  ARTICLE XII.
                                   DEFEASANCE

SECTION 12.01.  DEFEASANCE.  When the principal of and premium, if any, and
-------------   ----------
interest on all Bonds issued hereunder have been paid, or provision has been made for payment of the same, together with all other sums payable hereunder by the Issuer, the Trustee's right, title and interest in the Agreement, the Permit Agreements and the Note and the moneys payable thereunder shall thereupon cease and the Trustee, on demand of the Issuer or the Company, shall release this Indenture in respect thereto and shall execute such documents to evidence such release as may be reasonably required by the Issuer or the Company and shall turn over to the Company or its assigns all balances then held by it hereunder not required for the payment of the Bonds and such other sums.

Without limiting the generality of the foregoing, provision for the payment of any Bond or any portion thereof shall be deemed to have been made (a) upon the delivery to the Trustee of (i) cash in an amount sufficient to pay the principal of and interest and premium, if any, on such Bond or such portion, or (ii) non-callable Government Obligations which shall not contain provisions permitting the redemption thereof other than at the option of the holder, the principal of and the interest on which when due, and without any reinvestment thereof, will provide moneys which shall be sufficient to pay when due the principal of and premium, if any, and interest due and to become due on such Bond or portion thereof on or prior to the redemption date or maturity date thereof, as the case may be, or (iii) any combination of cash and such obligations; and (b) when any Bond or portion thereof to be redeemed prior to maturity shall have been duly called for redemption or irrevocable instructions to call such Bond or portion thereof for redemption shall have been given to the Trustee and in either event, if said Bond (or portion) does not mature and is not to be redeemed within the next succeeding 60 days, the Issuer shall have given the Trustee irrevocable instructions to give, as soon as practicable, a notice to the holder of said Bond by certified mail, first class, postage prepaid, stating that the deposit of moneys required by this Section has been made with the Trustee and that said Bond (or portion) is deemed to have been paid in accordance with this Section and stating such maturity or redemption date upon which moneys are to be available for the payment of the principal of and premium, if any, and interest on such Bond (or portion). The Trustee shall also receive an opinion of Bond Counsel to the effect that such deposit will not adversely affect the exclusion from gross income of the interest on any of the Bonds or cause any of the Bonds to be classified as "arbitrage bonds" within the meaning of the Code and evidence satisfactory to it that the cash and Government Obligations delivered will be sufficient to provide for the payment of the Bonds as aforesaid.
Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for, the payment of the principal of and premium, if any, and interest on the Bonds.

                                 ARTICLE XIII.
                            MISCELLANEOUS PROVISIONS

SECTION 13.01.  NO PERSONAL RECOURSE.  No recourse shall be had for any claim
-------------   --------------------
based on this Indenture or the Bonds, including but not limited to the payment of the principal of or premium, if any, or interest on the Bonds, against any member, officer, agent or employee, past, present or future, of the Issuer or of any successor body, as such, either directly or through the Issuer or any such successor body, under any constitutional provision, statute, rule of law, or charter provision or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise, and all such liability of any such member, officer, employee, or agent as such is hereby expressly waived and released as a condition of and consideration for the execution of this Indenture and the Agreement, and the issuance of the Bonds.

SECTION 13.02.  DEPOSIT OF FUNDS FOR PAYMENT OF BONDS.  If there are on deposit
-------------   -------------------------------------
with the Trustee funds (including proceeds of Government Obligations as provided in Section 12.01) sufficient to pay the principal of any Bonds becoming due, either at maturity or upon prior redemption or otherwise, and premium, if any, and all interest accruing thereon to the due date, all interest on such Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter the Owners of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds and the Trustee shall hold such funds in trust for such Owners.

Moneys (including proceeds of Government Obligations as provided in Section 12.01) so deposited with the Trustee which remain unclaimed three years after the date payment thereof becomes due shall, if the Issuer is not at the time, to the knowledge of the Trustee, in default with respect to any covenant in this Indenture or the Bonds, be paid to the Company upon receipt by the Trustee of indemnity satisfactory to it, and the Owners of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Company; provided, however, that the Trustee, before making payment to the Company, may cause a notice to be published once in an Authorized Newspaper at the expense of the Company, stating that the moneys remaining unclaimed will be returned to the Company after a specified date.

SECTION 13.03.  NO RIGHTS CONFERRED ON OTHERS.  Except as specifically provided
-------------   -----------------------------
herein with respect to the Company, nothing herein contained shall confer any right upon any person other than the parties hereto and the Owners of the Bonds.

SECTION 13.04.  ILLEGAL, ETC. PROVISIONS DISREGARDED.  In case any provision in
-------------   ------------------------------------
this Indenture or the Bonds shall for any reason be held invalid, illegal or unenforceable in any respect, this Indenture shall be construed as if such provision had never been contained herein.

SECTION 13.05.  SUBSTITUTE NOTICE.  If for any reason it shall be impossible to
-------------   -----------------
make publication of any notice required hereby in an Authorized Newspaper, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

SECTION 13.06.  NOTICES.  Any notice to or demand upon the Trustee may be
-------------   -------
served, presented or made by certified United States mail, overnight express mail or telecopy to the corporate trust office of the Trustee located at 950 17th Street, Denver, Colorado, 80202 Attention: Corporate Trust Department.
Any notice to or demand upon the Issuer shall be deemed to have been sufficiently given or served by the Trustee for all purposes by being sent by certified United States mail, overnight express mail or telecopy to the Board of County Commissioners, P.O. Box 850, Eagle, Colorado 81631, Attention: County Attorney or such other address as may be filed in writing by the Issuer with the Trustee. Copies of any notice hereunder shall be provided to the Company in the same manner at 137 Benchmark Road, Avon, Colorado 81620, Attention: General Counsel, or at such other address as may be filed in writing by the Company with the Issuer and the Trustee.

SECTION 13.07.  SUCCESSORS AND ASSIGNS  All the covenants, promises and
-------------   ----------------------
agreements in this Indenture contained by or on behalf of the Issuer, or by or on behalf of the Trustee, shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

SECTION 13.08.  HEADINGS FOR CONVENIENCE ONLY.  The descriptive headings in this
-------------   -----------------------------
Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

SECTION 13.09.  COUNTERPARTS.  This Indenture may be executed in any number of
-------------   ------------
counterparts, each of which when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 13.10.  CREDITS ON NOTE.  In addition to any credit, payment or
-------------   ---------------
satisfaction expressly provided for under the provisions of this Indenture in respect of the Note, the Trustee shall make credits against amounts otherwise payable in respect of the Note in an amount corresponding to (a) the principal amount of (and all accrued interest on) any Bond surrendered to the Trustee by the Company or the Issuer, or purchased by the Trustee, for cancellation and (b) the amount of money held by the Trustee and available and designated for the payment of principal or redemption price of, and/or interest on, the Bonds, regardless of the source of payment to the Trustee of such moneys.

SECTION 13.11.  PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS.  In any case
-------------   -----------------------------------------------
where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall be a Saturday or Sunday or a legal holiday or a day on which banking institutions in the city of payment are authorized by law to close, then payment of interest or principal or redemption price need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest on such payment shall accrue for the period after such date.

SECTION 13.12.  APPLICABLE LAW.  This Indenture shall be governed by and
-------------   --------------
construed in accordance with the laws of the State of Colorado.

SECTION 13.13.  INFORMATION UNDER COMMERCIAL CODE.  The following information is
-------------   ---------------------------------
stated in order to facilitate filings under the Uniform Commercial Code:

The secured party is U.S. Bank National Association, Trustee. Its address from which information concerning the security interest may be obtained is 950 17th Street, Denver, Colorado 80202, Attention: Corporate Trust Department. The debtor is Eagle County, Colorado. Its mailing address is P. O. Box 850, Eagle, Colorado 81631, Attention: County Attorney.

SECTION 13.14.  LIMITATION OF LIABILITY OF ISSUER AND ITS OFFICERS, EMPLOYEES
-------------   -------------------------------------------------------------
AND AGENTS.  No covenant, provision or agreement of the Issuer herein or in the
----------
Bonds or in any other document executed by the Issuer in connection with the issuance, sale and delivery of the Bonds, or any obligation herein or therein imposed upon the Issuer or breach thereof, shall give rise to a pecuniary liability of the Issuer or a charge against its general credit or taxing powers or shall obligate the Issuer financially in any way except with respect to this Indenture and the application of revenues therefrom and the proceeds of the Bonds. No failure of the Issuer to comply with any term, condition, covenant or agreement therein shall subject the Issuer to liability for any claim for damages, costs or other financial or pecuniary charges except to the extent that the same can be paid or recovered from the Agreement or Revenues therefrom or proceeds of the Bonds. No execution on any claim, demand, cause of action or judgment shall be levied on or collected from the general credit, general funds or taxing powers of the Issuer. In making the agreements, provisions and covenants set forth herein, the Issuer has not obligated itself except with respect to the Agreement and the application of revenues hereunder as hereinabove provided. The Bonds constitute special, limited obligations of the Issuer, payable solely from the Revenues pledged to the payment thereof pursuant to the Agreement and this Indenture, and do not now and shall never constitute an indebtedness, a financial obligation, or a loan of the credit of the Issuer, the State of Colorado or any political subdivision thereof or a charge against general taxing powers within the meaning of any constitutional or statutory provision whatsoever. It is further understood and agreed by the Company and the Holders that the Issuer shall incur no pecuniary liability hereunder and shall not be liable for any expenses related hereto, all of which the Company agrees to pay. If, notwithstanding the provisions of this Section, the Issuer incurs any expense, or suffers any losses, claims or damages or incurs any liabilities, the Company will indemnify and hold harmless the Issuer from the same and will reimburse the Issuer for any legal or other expenses incurred by the Issuer in relation thereto and this covenant to indemnify, hold harmless and reimburse the Issuer shall survive delivery of and payment for the Bonds. The liability of the Issuer is further restricted as provided in the Act.

IN WITNESS WHEREOF, EAGLE COUNTY, COLORADO has caused this Indenture to be executed by its Chair of the Board of County Commissioners and its corporate seal to be hereunto affixed and attested by its County Clerk and Recorder, and U.S. BANK NATIONAL ASSOCIATION has caused this Indenture to be executed by one of its Vice Presidents, and its seal to be hereunto affixed and attested by one of its duly authorized officers, all as of the day and year first above written.

                              EAGLE COUNTY, COLORADO
[SEAL]

Attest:                       By_____________________________________
                                  Chair,
                                  Board of County Commissioners
____________________________
County Clerk and Recorder
                              U.S. BANK NATIONAL ASSOCIATION
                                as Trustee

[SEAL]                        By_____________________________________
                                  Assistant Vice President
Attest:

____________________________
Assistant Secretary

STATE OF COLORADO  :
                   :  ss:
COUNTY OF EAGLE    :

On this, the ____ day of April, 1998, before me, the undersigned notary public, personally appeared JAMES E. JOHNSON, JR., who acknowledged himself to be Chair of the Board of County Commissioners of EAGLE COUNTY, COLORADO, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said Issuer by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       _____________________________________
                                       Notary Public

My Commission Expires: _____________________________

[NOTARIAL SEAL]

STATE OF COLORADO            :
                             :  ss:
CITY AND COUNTY OF DENVER    :

On this, the _____ day of April, 1998, before me, the undersigned notary public, personally appeared GRETCHEN L. MIDDENTS, who acknowledged herself to be an Assistant Vice-President of U.S. BANK NATIONAL ASSOCIATION, and that she as such officer, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of said bank by herself as such officer.

I hereby certify that I am not a director or officer of the above named bank. IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       _____________________________________
                                       Notary Public

My Commission Expires: _____________________________

[NOTARIAL SEAL]


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